Goldman, Sachs & Co.
GSR 2005-AR2
Cut-off - February 1, 2005
All records

Selection Criteria: All records

1. Stats
2. Product Type
3. Principal Balance
4. Current Rate
5. Age
6. Original Loan-To-Value Ratio
7. Current Loan-To-Value Ratio
8. FICO Score
9. States
10. Top 10 Zipcodes
11. Index
12. Margin
13. Caps
14. Max Rate
15. Months to Roll
16. Delinquency in Days
17. Property Type
18. Occupancy Code
19. Purpose
20. Documentation Type
21. Interest Only
22. Mortgage Insurance
23. Servicer

1. Stats

Count: 1,249
Current Balance: $663,818,195
Average Current Balance: $531,480
Gross Weighted Average Coupon: 5.174%
Net Weighted Average Coupon: 4.913%
Weighted Average Expense Rate: 0.261%
Weighted Average Expense Rate - after Reset: 0.296%
Original Term: 360
Remaining Term: 358
Age: 2
Original Loan-to-Value Ratio: 72.05%
Margin: 2.302%
Net Margin: 2.006%
Non-Zero Initial Periodic Cap: 3.832%
Non-Zero Subsequent Periodic Cap: 1.968%
Lifetime Cap: 5.459%
Maximum Interest Rate: 9.839%
Months to Next Roll: 63
FICO Score: 738
Max Zip Code Percentage: 0.919%

2. Product Type

Product Type	Count	Balance	Percent
10/1 ARMs	240	$139,462,260	21.00%
3/1 ARMs	504	265,261,416	40
5/1 ARMs	422	214,737,671	32.3
7/1 ARMs	83	44,356,848	6.7
Total:	1,249	$663,818,195	100.00%

3. Principal Balance

Principal Balance	Count	Balance	Percent
$200,000.01 to $350,000.00	1	$228,213	0.00%
$350,000.01 to $500,000.00	698	295,445,323	44.5
$500,000.01 to $650,000.00	364	209,356,780	31.5
$650,000.01 to $800,000.00	87	64,091,023	9.7
$800,000.01 to $950,000.00	49	42,045,410	6.3
$950,000.01 to $1,100,000.00	43	42,895,306	6.5
$1,100,000.01 to $1,250,000.00	2	2,408,532	0.4
$1,400,000.01 to $1,550,000.00	5	7,347,606	1.1
Total:	1,249	$663,818,195	100.00%

4. Current Rate

Current Rate	Count	Balance	Percent
3.500% to 3.749%	2	$886,540	0.10%
3.750% to 3.999%	3	2,338,416	0.4
4.000% to 4.249%	16	9,185,143	1.4
4.250% to 4.499%	38	19,745,900	3
4.500% to 4.749%	128	66,404,536	10
4.750% to 4.999%	195	103,272,756	15.6
5.000% to 5.249%	240	127,894,490	19.3
5.250% to 5.499%	256	134,427,458	20.3
5.500% to 5.749%	203	110,684,601	16.7
5.750% to 5.999%	128	66,732,747	10.1
6.000% to 6.249%	26	14,708,631	2.2
6.250% to 6.499%	12	6,354,587	1
6.500% to 6.749%	2	1,182,391	0.2
Total:	1,249	$663,818,195	100.00%

5. Age

Age	Count	Balance	Percent
0 to 4	1,228	$653,229,056	98.40%
5 to 9	20	10,163,599	1.5
10 to 14	1	425,540	0.1
Total:	1,249	$663,818,195	100.00%

6. Original Loan-To-Value Ratio

Original Loan-To-Value Ratio	Count	Balance	Percent
0.001% to 20.000%	1	$692,667	0.10%
20.001% to 30.000%	10	6,130,842	0.9
30.001% to 40.000%	17	9,768,910	1.5
40.001% to 50.000%	38	22,227,852	3.3
50.001% to 60.000%	92	53,296,301	8
60.001% to 70.000%	233	133,535,022	20.1
70.001% to 75.000%	166	91,432,865	13.8
75.001% to 80.000%	666	335,378,499	50.5
80.001% to 85.000%	10	4,830,033	0.7
85.001% to 90.000%	9	3,749,101	0.6
90.001% to 95.000%	7	2,776,103	0.4
Total:	1,249	$663,818,195	100.00%

7. Current Loan-To-Value Ratio

Current Loan-To-Value Ratio	Count	Balance	Percent
0.001% to 20.000%	1	$692,667	0.10%
20.001% to 30.000%	10	6,130,842	0.9
30.001% to 40.000%	17	9,768,910	1.5
40.001% to 50.000%	38	22,227,852	3.3
50.001% to 60.000%	94	54,187,312	8.2
60.001% to 70.000%	234	134,377,813	20.2
70.001% to 75.000%	165	90,641,646	13.7
75.001% to 80.000%	665	334,991,218	50.5
80.001% to 85.000%	9	4,274,730	0.6
85.001% to 90.000%	9	3,749,101	0.6
90.001% to 95.000%	7	2,776,103	0.4
Total:	1,249	$663,818,195	100.00%

8. FICO Score

FICO Score	Count	Balance	Percent
600 to 639	11	$5,326,083	0.80%
640 to 679	95	48,453,451	7.3
680 to 699	125	63,838,597	9.6
700 to 719	170	90,717,456	13.7
720 to 759	423	230,096,248	34.7
760 to 799	387	206,238,645	31.1
800 to 819	38	19,147,715	2.9
Total:	1,249	$663,818,195	100.00%

9. States

States	Count	Balance	Percent
AL	4	$1,689,783	0.30%
AZ	34	17,550,168	2.6
CA	567	300,034,642	45.2
CO	13	6,586,619	1
CT	8	4,774,666	0.7
DC	29	16,749,651	2.5
DE	5	2,124,146	0.3
FL	26	13,824,150	2.1
GA	13	6,368,649	1
HI	7	4,569,500	0.7
ID	2	726,999	0.1
IL	34	18,702,219	2.8
IN	2	877,322	0.1
KS	3	2,482,199	0.4
LA	1	451,250	0.1
MA	19	10,451,629	1.6
MD	114	63,295,020	9.5
MI	27	14,877,035	2.2
MN	8	3,676,539	0.6
MO	3	1,282,957	0.2
NC	12	6,738,049	1
NH	1	448,865	0.1
NJ	26	14,694,936	2.2
NM	3	1,262,650	0.2
NV	30	15,916,164	2.4
NY	16	9,106,668	1.4
OH	22	12,359,241	1.9
OR	4	2,949,480	0.4
PA	6	3,304,397	0.5
SC	6	3,038,947	0.5
TN	2	796,567	0.1
TX	31	16,357,919	2.5
UT	3	1,558,467	0.2
VA	148	74,351,890	11.2
WA	14	6,623,939	1
WI	4	1,754,872	0.3
WV	1	496,000	0.1
WY	1	964,000	0.1
Total:	1,249	$663,818,195	100.00%

10. Top 10 Zipcodes

Top 10 Zipcodes	Count	Balance	Percent
20854	8	$6,099,278	0.90%
92009	8	6,031,000	0.9
20815	8	5,486,082	0.8
92673	8	4,841,487	0.7
89052	9	4,601,860	0.7
92127	6	4,311,231	0.6
92648	5	4,248,942	0.6
92131	6	3,955,098	0.6
22207	5	3,786,014	0.6
92037	5	3,684,576	0.6
Other	1,181	616,772,626	92.9
Total:	1,249	$663,818,195	100.00%

11. Index

Index	Count	Balance	Percent
1 YR CMT	14	$7,583,667	1.10%
1 YR LIBOR	1,235	656,234,528	98.9
Total:	1,249	$663,818,195	100.00%

12. Margin

Margin	Count	Balance	Percent
2.25%	1,115	$595,746,254	89.70%
2.75%	133	67,706,887	10.2
3.38%	1	365,054	0.1
Total:	1,249	$663,818,195	100.00%

13. Caps

Caps	Count	Balance	Percent
2/2/2006	466	$245,380,476	37.00%
3/1/2006	15	9,576,078	1.4
3/2/2006	23	10,304,862	1.6
5/1/2006	25	11,671,612	1.8
5/2/2005	665	359,024,139	54.1
5/ 2/ 5.375	1	505,359	0.1
5/2/2006	53	26,991,919	4.1
6/2/2006	1	363,750	0.1
Total:	1,249	$663,818,195	100.00%

14. Max Rate

Max Rate	Count	Balance	Percent
5.500% to 5.999%	3	$2,255,416	0.30%
6.000% to 6.499%	27	13,934,753	2.1
6.500% to 6.999%	110	59,787,732	9
7.000% to 7.499%	87	42,616,985	6.4
7.500% to 7.999%	22	10,948,609	1.6
8.000% to 8.499%	4	2,241,833	0.3
9.000% to 9.499%	6	3,766,709	0.6
9.500% to 9.999%	113	58,260,283	8.8
10.000% to 10.499%	284	153,476,066	23.1
10.500% to 10.999%	356	191,389,156	28.8
11.000% to 11.499%	175	93,205,950	14
11.500% to 11.999%	58	29,366,150	4.4
12.000% to 12.499%	4	2,568,554	0.4
Total:	1,249	$663,818,195	100.00%

15. Months to Roll

Months to Roll	Count	Balance	Percent
7 to 36	504	$265,261,416	40.40%
37 to 60	422	214,737,671	32.7
61 to 84	83	44,356,848	6.8
85 to 120	229	132,599,240	20.2
Total:	1,238	$656,955,175	100.00%

16. Delinquency in Days

Delinquency in Days	Count	Balance	Percent
0	1,246	$662,561,004	99.80%
30	3	1,257,191	0.2
Total:	1,249	$663,818,195	100.00%

17. Property Type

Property Type	Count	Balance	Percent
Single Family	708	$377,285,682	56.80%
Planned Unit Development	443	238,146,966	35.9
Condominium	95	46,408,037	7
MultiFamily	3	1,977,510	0.3
Total:	1,249	$663,818,195	100.00%

18. Occupancy Code

Occupancy Code	Count	Balance	Percent
Primary Residence	1,189	$632,029,231	95.20%
Second Home	60	31,788,964	4.8
Total:	1,249	$663,818,195	100.00%

19. Purpose

Purpose	Count	Balance	Percent
Purchase	722	$387,599,406	58.40%
Rate Term Refinance	338	182,856,633	27.5
Cash Out Refinance	189	93,362,156	14.1
Total:	1,249	$663,818,195	100.00%

20. Documentation Type

Documentation Type	Count	Balance	Percent
Asset Only	219	$114,071,623	17.20%
Full Documentation	914	491,695,881	74.1
Income Only	116	58,050,691	8.7
Total:	1,249	$663,818,195	100.00%

21. Interest Only

Interest Only	Count	Balance	Percent
Y	1,015	$546,962,909	82.40%
N	234	116,855,286	17.6
Total:	1,249	$663,818,195	100.00%

22. Mortgage Insurance

Mortgage Insurance	Count	Balance	Percent
CLTV <= 80	1,224	$653,018,260	98.40%
CLTV > 80 and Insured	25	10,799,935	1.6
Total:	1,249	$663,818,195	100.00%

23. Servicer

Servicer	Count	Balance	Percent
Countrywide	322	$181,940,827	27.40%
IndyMac	116	58,544,470	8.8
National City Mortgage	811	423,332,898	63.8
Total:	1,249	$663,818,195	100.00%

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the SEC? and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

Goldman, Sachs & Co.
GSR 2005-AR2
Cut-off - February 1, 2005
10/1 ARMs 3/1 ARMs 5/1 ARMs 7/1 ARMs

Selection Criteria: 10/1 ARMs

1. Stats
2. Product Type
3. Principal Balance
4. Current Rate
5. Age
6. Original Loan-To-Value Ratio
7. Current Loan-To-Value Ratio
8. FICO Score
9. States
10. Top 10 Zipcodes
11. Index
12. Margin
13. Caps
14. Max Rate
15. Months to Roll
16. Delinquency in Days
17. Property Type
18. Occupancy Code
19. Purpose
20. Documentation Type
21. Interest Only
22. Mortgage Insurance
23. Servicer

1. Stats

Count: 240
Current Balance: $139,462,260
Average Current Balance: $581,093
Gross Weighted Average Coupon: 5.607%
Net Weighted Average Coupon: 5.357%
Weighted Average Expense Rate: 0.250%
Weighted Average Expense Rate - after Reset: 0.348%
Original Term: 360
Remaining Term: 359
Age: 1
Original Loan-to-Value Ratio: 69.99%
Margin: 2.250%
Net Margin: 1.902%
Non-Zero Initial Periodic Cap: 5.003%
Non-Zero Subsequent Periodic Cap: 2.000%
Lifetime Cap: 5.004%
Maximum Interest Rate: 10.611%
Months to Next Roll: 119
FICO Score: 748
Max Zip Code Percentage: 2.367%

2. Product Type

Product Type	Count	Balance	Percent
10/1 ARMs	240	$139,462,260	100.00%
Total:	240	$139,462,260	100.00%

3. Principal Balance

Principal Balance	Count	Balance	Percent
$200,000.01 to $350,000.00	1	$228,213	0.20%
$350,000.01 to $500,000.00	102	43,169,479	31
$500,000.01 to $650,000.00	82	47,207,615	33.8
$650,000.01 to $800,000.00	24	17,802,701	12.8
$800,000.01 to $950,000.00	9	7,541,155	5.4
$950,000.01 to $1,100,000.00	19	19,090,492	13.7
$1,400,000.01 to $1,550,000.00	3	4,422,606	3.2
Total:	240	$139,462,260	100.00%

4. Current Rate

Current Rate	Count	Balance	Percent
4.000% to 4.249%	1	$505,359	0.40%
4.500% to 4.749%	1	400,000	0.3
4.750% to 4.999%	5	3,171,415	2.3
5.000% to 5.249%	7	4,992,578	3.6
5.250% to 5.499%	42	24,244,499	17.4
5.500% to 5.749%	82	49,699,447	35.6
5.750% to 5.999%	81	44,374,007	31.8
6.000% to 6.249%	10	5,844,282	4.2
6.250% to 6.499%	9	5,048,283	3.6
6.500% to 6.749%	2	1,182,391	0.8
Total:	240	$139,462,260	100.00%

5. Age

Age	Count	Balance	Percent
0 to 4	238	$138,837,463	99.60%
5 to 9	2	624,797	0.4
Total:	240	$139,462,260	100.00%

6. Original Loan-To-Value Ratio

Original Loan-To-Value Ratio	Count	Balance	Percent
30.001% to 40.000%	7	$4,153,000	3.00%
40.001% to 50.000%	11	7,647,456	5.5
50.001% to 60.000%	25	15,422,962	11.1
60.001% to 70.000%	51	30,338,789	21.8
70.001% to 75.000%	35	19,677,678	14.1
75.001% to 80.000%	110	61,817,807	44.3
85.001% to 90.000%	1	404,567	0.3
Total:	240	$139,462,260	100.00%

7. Current Loan-To-Value Ratio

Current Loan-To-Value Ratio	Count	Balance	Percent
30.001% to 40.000%	7	$4,153,000	3.00%
40.001% to 50.000%	11	7,647,456	5.5
50.001% to 60.000%	25	15,422,962	11.1
60.001% to 70.000%	52	31,181,580	22.4
70.001% to 75.000%	34	18,834,887	13.5
75.001% to 80.000%	110	61,817,807	44.3
85.001% to 90.000%	1	404,567	0.3
Total:	240	$139,462,260	100.00%

8. FICO Score

FICO Score	Count	Balance	Percent
600 to 639	1	$500,000	0.40%
640 to 679	10	4,825,226	3.5
680 to 699	17	9,164,048	6.6
700 to 719	29	16,518,769	11.8
720 to 759	82	49,137,394	35.2
760 to 799	90	53,334,808	38.2
800 to 819	11	5,982,015	4.3
Total:	240	$139,462,260	100.00%

9. States

States	Count	Balance	Percent
AL	3	$1,254,583	0.90%
AZ	4	2,006,500	1.4
CA	146	87,079,775	62.4
CO	4	2,471,150	1.8
CT	1	608,000	0.4
DC	2	969,440	0.7
DE	1	370,000	0.3
FL	7	3,958,578	2.8
GA	3	1,359,600	1
HI	3	2,224,500	1.6
IL	3	1,769,000	1.3
KS	1	637,000	0.5
MA	2	1,382,200	1
MD	13	8,221,697	5.9
MN	2	1,154,950	0.8
MO	1	554,400	0.4
NJ	6	3,111,400	2.2
NV	1	462,350	0.3
NY	1	1,000,000	0.7
OH	3	1,484,303	1.1
OR	1	370,000	0.3
PA	2	1,194,750	0.9
SC	2	922,000	0.7
TN	1	404,567	0.3
TX	2	714,513	0.5
VA	20	11,321,203	8.1
WA	5	2,455,800	1.8
Total:	240	$139,462,260	100.00%

10. Top 10 Zipcodes

Top 10 Zipcodes	Count	Balance	Percent
92009	4	$3,301,500	2.40%
92673	5	3,270,520	2.3
90405	2	1,899,000	1.4
92886	3	1,865,289	1.3
92679	2	1,800,000	1.3
92127	2	1,799,731	1.3
92648	2	1,759,999	1.3
92131	3	1,687,285	1.2
90049	2	1,687,200	1.2
92037	2	1,647,792	1.2
Other	213	118,743,945	85.1
Total:	240	$139,462,260	100.00%

11. Index

Index	Count	Balance	Percent
1 YR LIBOR	240	$139,462,260	100.00%
Total:	240	$139,462,260	100.00%

12. Margin

Margin	Count	Balance	Percent
2.25%	240	$139,462,260	100.00%
Total:	240	$139,462,260	100.00%

13. Caps

Caps	Count	Balance	Percent
5/2/2005	238	$138,593,151	99.40%
5/ 2/ 5.375	1	505,359	0.4
6/2/2006	1	363,750	0.3
Total:	240	$139,462,260	100.00%

14. Max Rate

Max Rate	Count	Balance	Percent
9.500% to 9.999%	7	$4,076,774	2.90%
10.000% to 10.499%	49	29,237,076	21
10.500% to 10.999%	162	93,709,704	67.2
11.000% to 11.499%	19	10,892,565	7.8
11.500% to 11.999%	3	1,546,141	1.1
Total:	240	$139,462,260	100.00%

15. Months to Roll

Months to Roll	Count	Balance	Percent
85 to 120	229	$132,599,240	100.00%
Total:	229	$132,599,240	100.00%

16. Delinquency in Days

Delinquency in Days	Count	Balance	Percent
0	240	$139,462,260	100.00%
Total:	240	$139,462,260	100.00%

17. Property Type

Property Type	Count	Balance	Percent
Single Family	129	$75,013,311	53.80%
Planned Unit Development	89	53,033,793	38
Condominium	21	10,827,156	7.8
MultiFamily	1	588,000	0.4
Total:	240	$139,462,260	100.00%

18. Occupancy Code

Occupancy Code	Count	Balance	Percent
Primary Residence	230	$133,843,241	96.00%
Second Home	10	5,619,019	4
Total:	240	$139,462,260	100.00%

19. Purpose

Purpose	Count	Balance	Percent
Purchase	140	$84,186,510	60.40%
Rate Term Refinance	73	41,178,842	29.5
Cash Out Refinance	27	14,096,908	10.1
Total:	240	$139,462,260	100.00%

20. Documentation Type

Documentation Type	Count	Balance	Percent
Asset Only	9	$4,822,235	3.50%
Full Documentation	197	117,264,418	84.1
Income Only	34	17,375,607	12.5
Total:	240	$139,462,260	100.00%

21. Interest Only

Interest Only	Count	Balance	Percent
Y	196	$116,575,031	83.60%
N	44	22,887,229	16.4
Total:	240	$139,462,260	100.00%

22. Mortgage Insurance

Mortgage Insurance	Count	Balance	Percent
CLTV <= 80	239	$139,057,693	99.70%
CLTV > 80 and Insured	1	404,567	0.3
Total:	240	$139,462,260	100.00%

23. Servicer

Servicer	Count	Balance	Percent
Countrywide	185	$108,937,808	78.10%
National City Mortgage	55	30,524,452	21.9
Total:	240	$139,462,260	100.00%

Selection Criteria: 3/1 ARMs

1. Stats
2. Product Type
3. Principal Balance
4. Current Rate
5. Age
6. Original Loan-To-Value Ratio
7. Current Loan-To-Value Ratio
8. FICO Score
9. States
10. Top 10 Zipcodes
11. Index
12. Margin
13. Caps
14. Max Rate
15. Months to Roll
16. Delinquency in Days
17. Property Type
18. Occupancy Code
19. Purpose
20. Documentation Type
21. Interest Only
22. Mortgage Insurance
23. Servicer

1. Stats

Count: 504
Current Balance: $265,261,416
Average Current Balance: $526,312
Gross Weighted Average Coupon: 4.944%
Net Weighted Average Coupon: 4.684%
Weighted Average Expense Rate: 0.260%
Weighted Average Expense Rate - after Reset: 0.295%
Original Term: 360
Remaining Term: 358
Age: 2
Original Loan-to-Value Ratio: 72.95%
Margin: 2.299%
Net Margin: 2.004%
Non-Zero Initial Periodic Cap: 2.075%
Non-Zero Subsequent Periodic Cap: 1.964%
Lifetime Cap: 6.000%
Maximum Interest Rate: 8.957%
Months to Next Roll: 34
FICO Score: 732
Max Zip Code Percentage: 1.195%

2. Product Type

Product Type	Count	Balance	Percent
3/1 ARMs	504	$265,261,416	100.00%
Total:	504	$265,261,416	100.00%

3. Principal Balance

Principal Balance	Count	Balance	Percent
$350,000.01 to $500,000.00	300	$126,762,021	47.80%
$500,000.01 to $650,000.00	130	75,249,640	28.4
$650,000.01 to $800,000.00	34	25,163,679	9.5
$800,000.01 to $950,000.00	20	17,332,148	6.5
$950,000.01 to $1,100,000.00	17	16,845,396	6.4
$1,100,000.01 to $1,250,000.00	2	2,408,532	0.9
$1,400,000.01 to $1,550,000.00	1	1,500,000	0.6
Total:	504	$265,261,416	100.00%

4. Current Rate

Current Rate	Count	Balance	Percent
3.500% to 3.749%	2	$886,540	0.30%
3.750% to 3.999%	2	1,794,416	0.7
4.000% to 4.249%	14	7,869,035	3
4.250% to 4.499%	31	15,842,209	6
4.500% to 4.749%	92	48,495,341	18.3
4.750% to 4.999%	110	58,727,824	22.1
5.000% to 5.249%	110	57,991,742	21.9
5.250% to 5.499%	80	39,895,852	15
5.500% to 5.749%	40	21,380,314	8.1
5.750% to 5.999%	15	7,567,756	2.9
6.000% to 6.249%	6	3,994,083	1.5
6.250% to 6.499%	2	816,304	0.3
Total:	504	$265,261,416	100.00%

5. Age

Age	Count	Balance	Percent
0 to 4	492	$258,802,761	97.60%
5 to 9	11	6,033,115	2.3
10 to 14	1	425,540	0.2
Total:	504	$265,261,416	100.00%

6. Original Loan-To-Value Ratio

Original Loan-To-Value Ratio	Count	Balance	Percent
0.001% to 20.000%	1	$692,667	0.30%
20.001% to 30.000%	4	2,453,765	0.9
30.001% to 40.000%	6	3,647,618	1.4
40.001% to 50.000%	13	7,493,446	2.8
50.001% to 60.000%	30	17,514,702	6.6
60.001% to 70.000%	81	46,102,298	17.4
70.001% to 75.000%	68	37,178,443	14
75.001% to 80.000%	285	143,340,874	54
80.001% to 85.000%	3	1,551,500	0.6
85.001% to 90.000%	6	2,510,000	0.9
90.001% to 95.000%	7	2,776,103	1
Total:	504	$265,261,416	100.00%

7. Current Loan-To-Value Ratio

Current Loan-To-Value Ratio	Count	Balance	Percent
0.001% to 20.000%	1	$692,667	0.30%
20.001% to 30.000%	4	2,453,765	0.9
30.001% to 40.000%	6	3,647,618	1.4
40.001% to 50.000%	13	7,493,446	2.8
50.001% to 60.000%	31	17,914,389	6.8
60.001% to 70.000%	81	46,102,298	17.4
70.001% to 75.000%	68	37,314,466	14.1
75.001% to 80.000%	284	142,805,164	53.8
80.001% to 85.000%	3	1,551,500	0.6
85.001% to 90.000%	6	2,510,000	0.9
90.001% to 95.000%	7	2,776,103	1
Total:	504	$265,261,416	100.00%

8. FICO Score

FICO Score	Count	Balance	Percent
600 to 639	5	$2,188,204	0.80%
640 to 679	46	24,408,055	9.2
680 to 699	54	27,238,047	10.3
700 to 719	82	43,167,602	16.3
720 to 759	174	92,500,330	34.9
760 to 799	131	70,059,455	26.4
800 to 819	12	5,699,725	2.1
Total:	504	$265,261,416	100.00%

9. States

States	Count	Balance	Percent
AZ	13	$7,355,346	2.80%
CA	232	117,683,704	44.4
CO	1	386,000	0.1
CT	6	3,712,474	1.4
DC	8	5,114,895	1.9
DE	1	360,000	0.1
FL	13	6,422,326	2.4
GA	3	1,436,049	0.5
HI	2	1,177,000	0.4
IL	23	12,541,360	4.7
IN	1	517,726	0.2
LA	1	451,250	0.2
MA	11	6,260,766	2.4
MD	39	22,025,274	8.3
MI	14	8,455,421	3.2
MN	3	1,392,207	0.5
NC	7	3,705,550	1.4
NH	1	448,865	0.2
NJ	10	5,379,405	2
NM	1	515,000	0.2
NV	20	11,072,891	4.2
NY	9	5,116,695	1.9
OH	12	6,679,531	2.5
OR	2	1,658,980	0.6
PA	2	1,055,647	0.4
SC	3	1,701,948	0.6
TN	1	392,000	0.1
TX	13	6,348,614	2.4
UT	3	1,558,467	0.6
VA	42	20,967,556	7.9
WA	4	1,987,866	0.7
WI	2	884,603	0.3
WV	1	496,000	0.2
Total:	504	$265,261,416	100.00%

10. Top 10 Zipcodes

Top 10 Zipcodes	Count	Balance	Percent
20854	4	$3,170,700	1.20%
89052	6	3,125,773	1.2
92653	4	2,788,600	1.1
45243	4	2,552,513	1
22031	4	2,351,722	0.9
48304	3	2,296,796	0.9
92131	3	2,267,813	0.9
92009	3	2,180,000	0.8
20817	3	2,095,116	0.8
48301	3	1,927,950	0.7
Other	467	240,504,433	90.7
Total:	504	$265,261,416	100.00%

11. Index

Index	Count	Balance	Percent
1 YR CMT	10	$4,927,896	1.90%
1 YR LIBOR	494	260,333,520	98.1
Total:	504	$265,261,416	100.00%

12. Margin

Margin	Count	Balance	Percent
2.25%	454	$239,719,526	90.40%
2.75%	49	25,176,836	9.5
3.38%	1	365,054	0.1
Total:	504	$265,261,416	100.00%

13. Caps

Caps	Count	Balance	Percent
2/2/2006	466	$245,380,476	92.50%
3/1/2006	15	9,576,078	3.6
3/2/2006	23	10,304,862	3.9
Total:	504	$265,261,416	100.00%

14. Max Rate

Max Rate	Count	Balance	Percent
5.500% to 5.999%	3	$2,255,416	0.90%
6.000% to 6.499%	27	13,934,753	5.3
6.500% to 6.999%	110	59,787,732	22.5
7.000% to 7.499%	87	42,616,985	16.1
7.500% to 7.999%	22	10,948,609	4.1
8.000% to 8.499%	4	2,241,833	0.8
9.500% to 9.999%	1	425,540	0.2
10.000% to 10.499%	18	9,776,490	3.7
10.500% to 10.999%	92	47,435,434	17.9
11.000% to 11.499%	103	55,270,609	20.8
11.500% to 11.999%	33	17,999,462	6.8
12.000% to 12.499%	4	2,568,554	1
Total:	504	$265,261,416	100.00%

15. Months to Roll

Months to Roll	Count	Balance	Percent
7 to 36	504	$265,261,416	100.00%
Total:	504	$265,261,416	100.00%

16. Delinquency in Days

Delinquency in Days	Count	Balance	Percent
0	502	$264,418,916	99.70%
30	2	842,500	0.3
Total:	504	$265,261,416	100.00%

17. Property Type

Property Type	Count	Balance	Percent
Single Family	295	$156,736,212	59.10%
Planned Unit Development	176	92,556,470	34.9
Condominium	31	14,579,224	5.5
MultiFamily	2	1,389,510	0.5
Total:	504	$265,261,416	100.00%

18. Occupancy Code

Occupancy Code	Count	Balance	Percent
Primary Residence	477	$251,687,756	94.90%
Second Home	27	13,573,660	5.1
Total:	504	$265,261,416	100.00%

19. Purpose

Purpose	Count	Balance	Percent
Purchase	292	$155,594,687	58.70%
Rate Term Refinance	140	73,928,430	27.9
Cash Out Refinance	72	35,738,299	13.5
Total:	504	$265,261,416	100.00%

20. Documentation Type

Documentation Type	Count	Balance	Percent
Asset Only	107	$56,401,115	21.30%
Full Documentation	366	194,068,711	73.2
Income Only	31	14,791,590	5.6
Total:	504	$265,261,416	100.00%

21. Interest Only

Interest Only	Count	Balance	Percent
Y	421	$224,356,020	84.60%
N	83	40,905,396	15.4
Total:	504	$265,261,416	100.00%

22. Mortgage Insurance

Mortgage Insurance	Count	Balance	Percent
CLTV <= 80	488	$258,423,813	97.40%
CLTV > 80 and Insured	16	6,837,603	2.6
Total:	504	$265,261,416	100.00%

23. Servicer

Servicer	Count	Balance	Percent
Countrywide	137	$73,003,019	27.50%
IndyMac	38	19,880,939	7.5
National City Mortgage	329	172,377,458	65
Total:	504	$265,261,416	100.00%

Selection Criteria: 5/1 ARMs

1. Stats
2. Product Type
3. Principal Balance
4. Current Rate
5. Age
6. Original Loan-To-Value Ratio
7. Current Loan-To-Value Ratio
8. FICO Score
9. States
10. Top 10 Zipcodes
11. Index
12. Margin
13. Caps
14. Max Rate
15. Months to Roll
16. Delinquency in Days
17. Property Type
18. Occupancy Code
19. Purpose
20. Documentation Type
21. Interest Only
22. Mortgage Insurance
23. Servicer

1. Stats

Count: 422
Current Balance: $214,737,671
Average Current Balance: $508,857
Gross Weighted Average Coupon: 5.155%
Net Weighted Average Coupon: 4.883%
Weighted Average Expense Rate: 0.273%
Weighted Average Expense Rate - after Reset: 0.273%
Original Term: 360
Remaining Term: 358
Age: 2
Original Loan-to-Value Ratio: 72.62%
Margin: 2.348%
Net Margin: 2.076%
Non-Zero Initial Periodic Cap: 5.000%
Non-Zero Subsequent Periodic Cap: 1.946%
Lifetime Cap: 5.180%
Maximum Interest Rate: 10.335%
Months to Next Roll: 58
FICO Score: 736
Max Zip Code Percentage: 1.569%

2. Product Type

Product Type	Count	Balance	Percent
5/1 ARMs	422	$214,737,671	100.00%
Total:	422	$214,737,671	100.00%

3. Principal Balance

Principal Balance	Count	Balance	Percent
$350,000.01 to $500,000.00	248	$104,957,916	48.90%
$500,000.01 to $650,000.00	133	76,104,321	35.4
$650,000.01 to $800,000.00	22	16,191,751	7.5
$800,000.01 to $950,000.00	12	10,099,265	4.7
$950,000.01 to $1,100,000.00	6	5,959,419	2.8
$1,400,000.01 to $1,550,000.00	1	1,425,000	0.7
Total:	422	$214,737,671	100.00%

4. Current Rate

Current Rate	Count	Balance	Percent
3.750% to 3.999%	1	$544,000	0.30%
4.000% to 4.249%	1	810,750	0.4
4.250% to 4.499%	7	3,903,691	1.8
4.500% to 4.749%	35	17,509,194	8.2
4.750% to 4.999%	74	38,815,909	18.1
5.000% to 5.249%	92	47,255,437	22
5.250% to 5.499%	113	59,198,910	27.6
5.500% to 5.749%	64	30,543,505	14.2
5.750% to 5.999%	27	12,039,658	5.6
6.000% to 6.249%	7	3,626,617	1.7
6.250% to 6.499%	1	490,000	0.2
Total:	422	$214,737,671	100.00%

5. Age

Age	Count	Balance	Percent
0 to 4	417	$212,207,984	98.80%
5 to 9	5	2,529,687	1.2
Total:	422	$214,737,671	100.00%

6. Original Loan-To-Value Ratio

Original Loan-To-Value Ratio	Count	Balance	Percent
20.001% to 30.000%	5	$2,677,078	1.20%
30.001% to 40.000%	4	1,968,291	0.9
40.001% to 50.000%	8	4,644,352	2.2
50.001% to 60.000%	30	16,340,336	7.6
60.001% to 70.000%	81	45,306,980	21.1
70.001% to 75.000%	52	28,307,811	13.2
75.001% to 80.000%	234	111,855,756	52.1
80.001% to 85.000%	6	2,802,533	1.3
85.001% to 90.000%	2	834,535	0.4
Total:	422	$214,737,671	100.00%

7. Current Loan-To-Value Ratio

Current Loan-To-Value Ratio	Count	Balance	Percent
20.001% to 30.000%	5	$2,677,078	1.20%
30.001% to 40.000%	4	1,968,291	0.9
40.001% to 50.000%	8	4,644,352	2.2
50.001% to 60.000%	30	16,340,336	7.6
60.001% to 70.000%	81	45,306,980	21.1
70.001% to 75.000%	53	28,714,685	13.4
75.001% to 80.000%	234	112,004,184	52.2
80.001% to 85.000%	5	2,247,230	1
85.001% to 90.000%	2	834,535	0.4
Total:	422	$214,737,671	100.00%

8. FICO Score

FICO Score	Count	Balance	Percent
600 to 639	5	$2,637,880	1.20%
640 to 679	36	17,969,474	8.4
680 to 699	45	23,120,360	10.8
700 to 719	53	27,694,641	12.9
720 to 759	139	71,201,715	33.2
760 to 799	132	65,986,549	30.7
800 to 819	12	6,127,053	2.9
Total:	422	$214,737,671	100.00%

9. States

States	Count	Balance	Percent
AL	1	$435,200	0.20%
AZ	15	7,276,997	3.4
CA	175	87,136,434	40.6
CO	8	3,729,469	1.7
CT	1	454,192	0.2
DC	15	7,935,430	3.7
DE	2	910,702	0.4
FL	6	3,443,247	1.6
GA	5	2,597,000	1.2
HI	2	1,168,000	0.5
ID	2	726,999	0.3
IL	7	3,579,709	1.7
IN	1	359,597	0.2
KS	2	1,845,199	0.9
MA	6	2,808,663	1.3
MD	47	24,892,944	11.6
MI	9	4,581,657	2.1
MN	1	386,865	0.2
MO	2	728,557	0.3
NC	5	3,032,499	1.4
NJ	10	6,204,131	2.9
NM	1	361,850	0.2
NV	8	3,781,123	1.8
NY	6	2,989,973	1.4
OH	5	3,003,378	1.4
PA	1	504,000	0.2
SC	1	414,998	0.2
TX	12	7,259,992	3.4
VA	59	28,623,843	13.3
WA	5	2,180,273	1
WI	1	420,750	0.2
WY	1	964,000	0.4
Total:	422	$214,737,671	100.00%

10. Top 10 Zipcodes

Top 10 Zipcodes	Count	Balance	Percent
20815	5	$3,368,825	1.60%
20854	3	2,009,828	0.9
20007	2	1,933,800	0.9
85207	4	1,920,525	0.9
94550	4	1,772,188	0.8
94513	3	1,760,259	0.8
22314	3	1,735,486	0.8
95123	3	1,638,950	0.8
91913	3	1,588,200	0.7
20152	3	1,581,159	0.7
Other	389	195,428,451	91
Total:	422	$214,737,671	100.00%

11. Index

Index	Count	Balance	Percent
1 YR CMT	4	$2,655,771	1.20%
1 YR LIBOR	418	212,081,900	98.8
Total:	422	$214,737,671	100.00%

12. Margin

Margin	Count	Balance	Percent
2.25%	339	$172,610,370	80.40%
2.75%	83	42,127,302	19.6
Total:	422	$214,737,671	100.00%

13. Caps

Caps	Count	Balance	Percent
5/1/2006	25	$11,671,612	5.40%
5/2/2005	344	176,074,140	82
5/2/2006	53	26,991,919	12.6
Total:	422	$214,737,671	100.00%

14. Max Rate

Max Rate	Count	Balance	Percent
9.000% to 9.499%	6	$3,766,709	1.80%
9.500% to 9.999%	99	51,200,361	23.8
10.000% to 10.499%	165	85,719,569	39.9
10.500% to 10.999%	80	38,431,359	17.9
11.000% to 11.499%	50	25,799,127	12
11.500% to 11.999%	22	9,820,547	4.6
Total:	422	$214,737,671	100.00%

15. Months to Roll

Months to Roll	Count	Balance	Percent
37 to 60	422	$214,737,671	100.00%
Total:	422	$214,737,671	100.00%

16. Delinquency in Days

Delinquency in Days	Count	Balance	Percent
0	421	$214,322,980	99.80%
30	1	414,691	0.2
Total:	422	$214,737,671	100.00%

17. Property Type

Property Type	Count	Balance	Percent
Single Family	243	$123,952,310	57.70%
Planned Unit Development	142	73,090,038	34
Condominium	37	17,695,322	8.2
Total:	422	$214,737,671	100.00%

18. Occupancy Code

Occupancy Code	Count	Balance	Percent
Primary Residence	400	$202,740,565	94.40%
Second Home	22	11,997,106	5.6
Total:	422	$214,737,671	100.00%

19. Purpose

Purpose	Count	Balance	Percent
Purchase	232	$118,093,180	55.00%
Rate Term Refinance	109	58,006,045	27
Cash Out Refinance	81	38,638,446	18
Total:	422	$214,737,671	100.00%

20. Documentation Type

Documentation Type	Count	Balance	Percent
Asset Only	96	$49,263,752	22.90%
Full Documentation	275	139,590,426	65
Income Only	51	25,883,493	12.1
Total:	422	$214,737,671	100.00%

21. Interest Only

Interest Only	Count	Balance	Percent
Y	331	$169,565,124	79.00%
N	91	45,172,547	21
Total:	422	$214,737,671	100.00%

22. Mortgage Insurance

Mortgage Insurance	Count	Balance	Percent
CLTV <= 80	415	$211,655,906	98.60%
CLTV > 80 and Insured	7	3,081,765	1.4
Total:	422	$214,737,671	100.00%

23. Servicer

Servicer	Count	Balance	Percent
IndyMac	78	$38,663,531	18.00%
National City Mortgage	344	176,074,140	82
Total:	422	$214,737,671	100.00%

Selection Criteria: 7/1 ARMs

1. Stats
2. Product Type
3. Principal Balance
4. Current Rate
5. Age
6. Original Loan-To-Value Ratio
7. Current Loan-To-Value Ratio
8. FICO Score
9. States
10. Top 10 Zipcodes
11. Index
12. Margin
13. Caps
14. Max Rate
15. Months to Roll
16. Delinquency in Days
17. Property Type
18. Occupancy Code
19. Purpose
20. Documentation Type
21. Interest Only
22. Mortgage Insurance
23. Servicer

1. Stats

Count: 83
Current Balance: $44,356,848
Average Current Balance: $534,420
Gross Weighted Average Coupon: 5.284%
Net Weighted Average Coupon: 5.034%
Weighted Average Expense Rate: 0.250%
Weighted Average Expense Rate - after Reset: 0.250%
Original Term: 360
Remaining Term: 358
Age: 2
Original Loan-to-Value Ratio: 70.34%
Margin: 2.255%
Net Margin: 2.005%
Non-Zero Initial Periodic Cap: 5.000%
Non-Zero Subsequent Periodic Cap: 2.000%
Lifetime Cap: 5.000%
Maximum Interest Rate: 10.284%
Months to Next Roll: 82
FICO Score: 749
Max Zip Code Percentage: 3.644%

74

2. Product Type

Product Type	Count	Balance	Percent
7/1 ARMs	83	$44,356,848	100.00%
Total:	83	$44,356,848	100.00%

3. Principal Balance

Principal Balance	Count	Balance	Percent
$350,000.01 to $500,000.00	48	$20,555,907	46.30%
$500,000.01 to $650,000.00	19	10,795,205	24.3
$650,000.01 to $800,000.00	7	4,932,893	11.1
$800,000.01 to $950,000.00	8	7,072,843	15.9
$950,000.01 to $1,100,000.00	1	1,000,000	2.3
Total:	83	$44,356,848	100.00%

4. Current Rate

Current Rate	Count	Balance	Percent
4.750% to 4.999%	6	$2,557,607	5.80%
5.000% to 5.249%	31	17,654,733	39.8
5.250% to 5.499%	21	11,088,198	25
5.500% to 5.749%	17	9,061,334	20.4
5.750% to 5.999%	5	2,751,325	6.2
6.000% to 6.249%	3	1,243,650	2.8
Total:	83	$44,356,848	100.00%

5. Age

Age	Count	Balance	Percent
0 to 4	81	$43,380,848	97.80%
5 to 9	2	976,000	2.2
Total:	83	$44,356,848	100.00%

6. Original Loan-To-Value Ratio

Original Loan-To-Value Ratio	Count	Balance	Percent
20.001% to 30.000%	1	$1,000,000	2.30%
40.001% to 50.000%	6	2,442,597	5.5
50.001% to 60.000%	7	4,018,300	9.1
60.001% to 70.000%	20	11,786,955	26.6
70.001% to 75.000%	11	6,268,933	14.1
75.001% to 80.000%	37	18,364,063	41.4
80.001% to 85.000%	1	476,000	1.1
Total:	83	$44,356,848	100.00%

7. Current Loan-To-Value Ratio

Current Loan-To-Value Ratio	Count	Balance	Percent
20.001% to 30.000%	1	$1,000,000	2.30%
40.001% to 50.000%	6	2,442,597	5.5
50.001% to 60.000%	8	4,509,625	10.2
60.001% to 70.000%	20	11,786,955	26.6
70.001% to 75.000%	10	5,777,608	13
75.001% to 80.000%	37	18,364,063	41.4
80.001% to 85.000%	1	476,000	1.1
Total:	83	$44,356,848	100.00%

8. FICO Score

FICO Score	Count	Balance	Percent
640 to 679	3	$1,250,696	2.80%
680 to 699	9	4,316,142	9.7
700 to 719	6	3,336,445	7.5
720 to 759	28	17,256,810	38.9
760 to 799	34	16,857,832	38
800 to 819	3	1,338,922	3
Total:	83	$44,356,848	100.00%

9. States

States	Count	Balance	Percent
AZ	2	$911,325	2.10%
CA	14	8,134,729	18.3
DC	4	2,729,886	6.2
DE	1	483,445	1.1
GA	2	976,000	2.2
IL	1	812,150	1.8
MD	15	8,155,104	18.4
MI	4	1,839,957	4.1
MN	2	742,517	1.7
NM	1	385,800	0.9
NV	1	599,800	1.4
OH	2	1,192,029	2.7
OR	1	920,500	2.1
PA	1	550,000	1.2
TX	4	2,034,800	4.6
VA	27	13,439,288	30.3
WI	1	449,519	1
Total:	83	$44,356,848	100.00%

10. Top 10 Zipcodes

Top 10 Zipcodes	Count	Balance	Percent
20754	2	$1,616,500	3.60%
20850	2	1,129,000	2.5
22314	2	1,109,350	2.5
20878	2	1,059,500	2.4
22182	2	1,016,000	2.3
20007	1	1,000,000	2.3
97701	1	920,500	2.1
20854	1	918,750	2.1
92648	1	898,943	2
20816	2	895,000	2
Other	67	33,793,304	76.2
Total:	83	$44,356,848	100.00%

11. Index

Index	Count	Balance	Percent
1 YR LIBOR	83	$44,356,848	100.00%
Total:	83	$44,356,848	100.00%

12. Margin

Margin	Count	Balance	Percent
2.25%	82	$43,954,098	99.10%
2.75%	1	402,750	0.9
Total:	83	$44,356,848	100.00%

13. Caps

Caps	Count	Balance	Percent
5/2/2005	83	$44,356,848	100.00%
Total:	83	$44,356,848	100.00%

14. Max Rate

Max Rate	Count	Balance	Percent
9.500% to 9.999%	6	$2,557,607	5.80%
10.000% to 10.499%	52	28,742,931	64.8
10.500% to 10.999%	22	11,812,659	26.6
11.000% to 11.499%	3	1,243,650	2.8
Total:	83	$44,356,848	100.00%

15. Months to Roll

Months to Roll	Count	Balance	Percent
61 to 84	83	$44,356,848	100.00%
Total:	83	$44,356,848	100.00%

16. Delinquency in Days

Delinquency in Days	Count	Balance	Percent
0	83	$44,356,848	100.00%
Total:	83	$44,356,848	100.00%

17. Property Type

Property Type	Count	Balance	Percent
Single Family	41	$21,583,848	48.70%
Planned Unit Development	36	19,466,665	43.9
Condominium	6	3,306,334	7.5
Total:	83	$44,356,848	100.00%

18. Occupancy Code

Occupancy Code	Count	Balance	Percent
Primary Residence	82	$43,757,669	98.60%
Second Home	1	599,179	1.4
Total:	83	$44,356,848	100.00%

19. Purpose

Purpose	Count	Balance	Percent
Purchase	58	$29,725,028	67.00%
Rate Term Refinance	16	9,743,317	22
Cash Out Refinance	9	4,888,503	11
Total:	83	$44,356,848	100.00%

20. Documentation Type

Documentation Type	Count	Balance	Percent
Asset Only	7	$3,584,522	8.10%
Full Documentation	76	40,772,326	91.9
Total:	83	$44,356,848	100.00%

21. Interest Only

Interest Only	Count	Balance	Percent
Y	67	$36,466,733	82.20%
N	16	7,890,115	17.8
Total:	83	$44,356,848	100.00%

22. Mortgage Insurance

Mortgage Insurance	Count	Balance	Percent
CLTV <= 80	82	$43,880,848	98.90%
CLTV > 80 and Insured	1	476,000	1.1
Total:	83	$44,356,848	100.00%

23. Servicer

Servicer	Count	Balance	Percent
National City Mortgage	83	$44,356,848	100.00%
Total:	83	$44,356,848	100.00%

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the SEC? and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

Selection Criteria: Seasoned

1. Stats
2. Product Type
3. Principal Balance
4. Current Rate
5. Age
6. Original Loan-To-Value Ratio
7. Current Loan-To-Value Ratio
8. FICO Score
9. States
10. Top 10 Zipcodes
11. Index
12. Margin
13. Caps
14. Max Rate
15. Months to Roll
16. Delinquency in Days
17. Property Type
18. Occupancy Code
19. Purpose
20. Documentation Type
21. Interest Only
22. Mortgage Insurance
23. Servicer

1. Stats

Count: 373
Current Balance: $181,481,891
Average Current Balance: $486,547
Gross Weighted Average Coupon: 5.707%
Net Weighted Average Coupon: 5.362%
Weighted Average Expense Rate: 0.346%
Weighted Average Expense Rate - after Reset: 0.346%
Original Term: 360
Remaining Term: 328
Age: 32
Original Loan-to-Value Ratio: 68.78%
Margin: 2.487%
Net Margin: 2.141%
Non-Zero Initial Periodic Cap: 4.530%
Non-Zero Subsequent Periodic Cap: 2.000%
Lifetime Cap: 5.022%
Maximum Interest Rate: 10.774%
Months to Next Roll: 28
FICO Score: 735
Max Zip Code Percentage: 1.102%

2. Product Type

Product Type	Count	Balance	Percent
Seasoned	373	$181,481,891	100.00%
Total:	373	$181,481,891	100.00%

3. Principal Balance

Principal Balance	Count	Balance	Percent
Lower than $50,000.00	4	$101,397	0.10%
$50,000.01 to $200,000.00	5	781,365	0.4
$200,000.01 to $350,000.00	16	5,067,966	2.8
$350,000.01 to $500,000.00	230	95,383,576	52.6
$500,000.01 to $650,000.00	69	38,771,467	21.4
$650,000.01 to $800,000.00	28	19,879,740	11
$800,000.01 to $950,000.00	7	6,175,539	3.4
$950,000.01 to $1,100,000.00	12	11,795,725	6.5
$1,400,000.01 to $1,550,000.00	1	1,525,116	0.8
$1,850,000.01 to $2,000,000.00	1	2,000,000	1.1
Total:	373	$181,481,891	100.00%

4. Current Rate

Current Rate	Count	Balance	Percent
3.500% to 3.749%	2	$49,476	0.00%
3.750% to 3.999%	2	967,269	0.5
4.000% to 4.249%	4	1,744,814	1
4.250% to 4.499%	5	2,236,599	1.2
4.500% to 4.749%	8	3,320,611	1.8
4.750% to 4.999%	28	12,945,947	7.1
5.000% to 5.249%	36	17,226,573	9.5
5.250% to 5.499%	33	15,109,206	8.3
5.500% to 5.749%	61	30,073,218	16.6
5.750% to 5.999%	74	34,840,139	19.2
6.000% to 6.249%	50	24,847,777	13.7
6.250% to 6.499%	43	22,378,016	12.3
6.500% to 6.749%	15	8,475,634	4.7
6.750% to 6.999%	3	1,463,034	0.8
7.000% to 7.249%	3	1,423,199	0.8
7.250% to 7.499%	2	858,850	0.5
7.500% to 7.749%	2	2,386,956	1.3
8.000% to 8.249%	1	722,572	0.4
8.250% to 8.499%	1	412,000	0.2
Total:	373	$181,481,891	100.00%

5. Age

Age	Count	Balance	Percent
10 to 14	2	$1,143,200	0.60%
25 to 29	59	28,131,008	15.5
30 to 34	250	119,391,891	65.8
35 to 39	39	22,318,376	12.3
40 to 44	4	1,769,700	1
45 to 49	5	4,032,049	2.2
50 and up	14	4,695,667	2.6
Total:	373	$181,481,891	100.00%

6. Original Loan-To-Value Ratio

Original Loan-To-Value Ratio	Count	Balance	Percent
0.001% to 20.000%	1	$1,100,000	0.60%
20.001% to 30.000%	7	3,089,417	1.7
30.001% to 40.000%	4	2,582,817	1.4
40.001% to 50.000%	20	10,708,802	5.9
50.001% to 60.000%	47	23,653,395	13
60.001% to 70.000%	85	45,471,305	25.1
70.001% to 75.000%	40	20,271,845	11.2
75.001% to 80.000%	145	65,410,129	36
80.001% to 85.000%	5	2,047,606	1.1
85.001% to 90.000%	15	6,316,756	3.5
90.001% to 95.000%	4	829,819	0.5
Total:	373	$181,481,891	100.00%

7. Current Loan-To-Value Ratio

Current Loan-To-Value Ratio	Count	Balance	Percent
0.001% to 20.000%	6	$1,795,391	1.00%
20.001% to 30.000%	6	2,832,046	1.6
30.001% to 40.000%	8	4,854,974	2.7
40.001% to 50.000%	26	13,650,423	7.5
50.001% to 60.000%	60	29,525,694	16.3
60.001% to 70.000%	79	42,151,492	23.2
70.001% to 75.000%	41	19,796,893	10.9
75.001% to 80.000%	127	58,547,906	32.3
80.001% to 85.000%	5	2,080,798	1.1
85.001% to 90.000%	14	5,888,903	3.2
90.001% to 95.000%	1	357,371	0.2
Total:	373	$181,481,891	100.00%

8. FICO Score

FICO Score	Count	Balance	Percent
500 to 539	2	$1,137,304	0.60%
540 to 579	2	544,465	0.3
600 to 639	25	10,219,015	5.6
640 to 679	37	19,597,751	10.8
680 to 699	33	16,641,263	9.2
700 to 719	39	19,048,094	10.5
720 to 759	79	39,981,283	22
760 to 799	109	52,351,481	28.8
800 to 819	47	21,961,235	12.1
Total:	373	$181,481,891	100.00%

9. States

States	Count	Balance	Percent
AL	4	$2,112,039	1.20%
AZ	5	2,528,593	1.4
CA	153	75,702,020	41.7
CO	13	6,281,421	3.5
CT	9	4,946,087	2.7
DC	2	1,483,338	0.8
FL	14	7,030,390	3.9
GA	9	4,343,129	2.4
IA	1	451,993	0.2
ID	1	405,017	0.2
IL	17	8,263,917	4.6
IN	2	698,105	0.4
KS	1	380,119	0.2
MA	5	2,138,499	1.2
MD	8	5,522,728	3
MI	6	3,574,774	2
MN	12	5,894,416	3.2
MO	3	1,332,377	0.7
MT	1	353,647	0.2
NC	4	1,950,634	1.1
NJ	11	4,346,210	2.4
NV	1	312,561	0.2
NY	18	8,830,276	4.9
OH	5	2,168,272	1.2
OK	1	22,278	0
OR	1	364,432	0.2
PA	8	2,996,784	1.7
RI	2	442,473	0.2
SC	2	1,391,000	0.8
TN	4	2,097,251	1.2
TX	22	10,197,367	5.6
VA	12	5,084,514	2.8
WA	12	6,115,721	3.4
WI	1	586,605	0.3
WV	2	882,905	0.5
WY	1	250,000	0.1
Total:	373	$181,481,891	100.00%

10. Top 10 Zipcodes

Top 10 Zipcodes	Count	Balance	Percent
20854	1	$2,000,000	1.10%
92660	3	1,959,816	1.1
94022	2	1,910,754	1.1
95120	3	1,788,125	1
90254	3	1,774,393	1
37027	3	1,630,683	0.9
90266	2	1,571,579	0.9
77024	2	1,566,946	0.9
60614	1	1,525,116	0.8
94109	3	1,506,715	0.8
Other	350	164,247,762	90.5
Total:	373	$181,481,891	100.00%

11. Index

Index	Count	Balance	Percent
1 YR CMT	184	$86,749,202	47.80%
1 YR LIBOR	189	94,732,689	52.2
Total:	373	$181,481,891	100.00%

12. Margin

Margin	Count	Balance	Percent
2.00%	5	$2,453,339	1.40%
2.25%	183	91,910,001	50.6
2.35%	2	49,476	0
2.75%	182	87,021,860	48
3.21%	1	47,215	0
Total:	373	$181,481,891	100.00%

13. Caps

Caps	Count	Balance	Percent
2/2/2005	55	$26,400,502	14.50%
2/ 2/ 5.375	1	369,350	0.2
3/2/2006	6	2,834,116	1.6
5/2/2005	306	150,811,594	83.1
5/2/2006	1	436,602	0.2
6/2/2006	3	602,530	0.3
7/2/2007	1	27,198	0
Total:	373	$181,481,891	100.00%

14. Max Rate

Max Rate	Count	Balance	Percent
8.500% to 8.999%	1	$543,310	0.30%
9.000% to 9.499%	6	3,096,540	1.7
9.500% to 9.999%	32	14,628,326	8.1
10.000% to 10.499%	68	32,158,182	17.7
10.500% to 10.999%	134	64,544,006	35.6
11.000% to 11.499%	95	47,654,708	26.3
11.500% to 11.999%	18	9,938,668	5.5
12.000% to 12.499%	8	3,479,243	1.9
12.500% to 12.999%	2	2,459,941	1.4
13.000% to 13.499%	3	1,030,244	0.6
13.500% to 13.999%	2	764,673	0.4
14.000% to 14.499%	2	1,134,572	0.6
14.500% to 14.999%	1	22,278	0
16.500% to 16.999%	1	27,198	0
Total:	373	$181,481,891	100.00%

15. Months to Roll

Months to Roll	Count	Balance	Percent
1 to 6	7	$1,987,569	1.10%
7 to 36	364	178,351,122	98.3
37 to 60	2	1,143,200	0.6
Total:	373	$181,481,891	100.00%

16. Delinquency in Days

Delinquency in Days	Count	Balance	Percent
0	373	$181,481,891	100.00%
Total:	373	$181,481,891	100.00%

17. Property Type

Property Type	Count	Balance	Percent
Single Family	313	$152,762,987	84.20%
Condominium	32	14,722,372	8.1
Planned Unit Development	24	11,700,884	6.4
MultiFamily	2	1,547,228	0.9
Co-op	2	748,419	0.4
Total:	373	$181,481,891	100.00%

18. Occupancy Code

Occupancy Code	Count	Balance	Percent
Primary Residence	359	$174,150,755	96.00%
Second Home	13	6,551,135	3.6
Investor Property	1	780,000	0.4
Total:	373	$181,481,891	100.00%

19. Purpose

Purpose	Count	Balance	Percent
Purchase	195	$91,024,486	50.20%
Rate Term Refinance	115	57,780,747	31.8
Cash Out Refinance	63	32,676,658	18
Total:	373	$181,481,891	100.00%

20. Documentation Type

Documentation Type	Count	Balance	Percent
Asset Only	45	$23,314,728	12.80%
Full Documentation	228	109,507,111	60.3
Income Only	39	22,870,083	12.6
No Doc	61	25,789,968	14.2
Total:	373	$181,481,891	100.00%

21. Interest Only

Interest Only	Count	Balance	Percent
N	302	$140,090,058	77.20%
Y	71	41,391,832	22.8
Total:	373	$181,481,891	100.00%

22. Mortgage Insurance

Mortgage Insurance	Count	Balance	Percent
CLTV <= 80	353	$173,154,819	95.40%
CLTV > 80 and Insured	20	8,327,072	4.6
Total:	373	$181,481,891	100.00%

23. Servicer

Servicer	Count	Balance	Percent
ABN Amro	55	$26,400,502	14.50%
Bank of America	71	41,410,047	22.8
Countrywide	2	1,143,200	0.6
IndyMac	1	369,350	0.2
Wells Fargo	244	112,158,792	61.8
Total:	373	$181,481,891	100.00%

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the SEC? and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

Goldman, Sachs & Co. GSR 2005-AR2 Cut-off - February 1, 2005 All records

Selection Criteria: All records

1. Stats
2. Product Type
3. Principal Balance
4. Current Rate
5. Age
6. Original Loan-To-Value Ratio
7. Current Loan-To-Value Ratio
8. FICO Score
9. States
10. Top 10 Zipcodes
11. Index
12. Margin
13. Caps
14. Max Rate
15. Months to Roll
16. Delinquency in Days
17. Property Type
18. Occupancy Code
19. Purpose
20. Documentation Type
21. Interest Only
22. Mortgage Insurance
23. Servicer

1. Stats

Count: 1,622
Current Balance: $845,300,085
Average Current Balance: $521,147
Gross Weighted Average Coupon: 5.289%
Net Weighted Average Coupon: 5.009%
Weighted Average Expense Rate: 0.280%
Weighted Average Expense Rate - after Reset: 0.306%
Original Term: 360
Remaining Term: 352
Age: 8
Original Loan-to-Value Ratio: 71.35%
Current Loan-to-Value Ratio: 70.69%
Margin: 2.341%
Net Margin: 2.035%
Non-Zero Initial Periodic Cap: 3.982%
Non-Zero Subsequent Periodic Cap: 1.975%
Lifetime Cap: 5.365%
Maximum Interest Rate: 10.663%
Months to Next Roll: 55
FICO Score: 737
Max Zip Code Percentage: 0.958%

2. Product Type

Product Type	Count	Balance	Percent
10/1 ARMs	240	$139,462,260	16.50%
3/1 ARMs	504	265,261,416	31.4
5/1 ARMs	422	214,737,671	25.4
7/1 ARMs	83	44,356,848	5.2
Seasoned	373	181,481,891	21.5
Total:	1,622	$845,300,085	100.00%

3. Principal Balance

Principal Balance	Count	Balance	Percent
Lower than $50,000.00	4	$101,397	0.00%
$50,000.01 to $200,000.00	5	781,365	0.1
$200,000.01 to $350,000.00	17	5,296,179	0.6
$350,000.01 to $500,000.00	928	390,828,899	46.2
$500,000.01 to $650,000.00	433	248,128,247	29.4
$650,000.01 to $800,000.00	115	83,970,763	9.9
$800,000.01 to $950,000.00	56	48,220,949	5.7
$950,000.01 to $1,100,000.00	55	54,691,031	6.5
$1,100,000.01 to $1,250,000.00	2	2,408,532	0.3
$1,400,000.01 to $1,550,000.00	6	8,872,722	1
$1,850,000.01 to $2,000,000.00	1	2,000,000	0.2
Total:	1,622	$845,300,085	100.00%

4. Current Rate

Current Rate	Count	Balance	Percent
3.500% to 3.749%	4	$936,016	0.10%
3.750% to 3.999%	5	3,305,685	0.4
4.000% to 4.249%	20	10,929,958	1.3
4.250% to 4.499%	43	21,982,499	2.6
4.500% to 4.749%	136	69,725,147	8.2
4.750% to 4.999%	223	116,218,703	13.7
5.000% to 5.249%	276	145,121,063	17.2
5.250% to 5.499%	289	149,536,664	17.7
5.500% to 5.749%	264	140,757,819	16.7
5.750% to 5.999%	202	101,572,886	12
6.000% to 6.249%	76	39,556,408	4.7
6.250% to 6.499%	55	28,732,603	3.4
6.500% to 6.749%	17	9,658,025	1.1
6.750% to 6.999%	3	1,463,034	0.2
7.000% to 7.249%	3	1,423,199	0.2
7.250% to 7.499%	2	858,850	0.1
7.500% to 7.749%	2	2,386,956	0.3
8.000% to 8.249%	1	722,572	0.1
8.250% to 8.499%	1	412,000	0
Total:	1,622	$845,300,085	100.00%

5. Age

Age	Count	Balance	Percent
0 to 4	1,228	$653,229,056	77.30%
5 to 9	20	10,163,599	1.2
10 to 14	3	1,568,740	0.2
25 to 29	59	28,131,008	3.3
30 to 34	250	119,391,891	14.1
35 to 39	39	22,318,376	2.6
40 to 44	4	1,769,700	0.2
45 to 49	5	4,032,049	0.5
50 and up	14	4,695,667	0.6
Total:	1,622	$845,300,085	100.00%

6. Original Loan-To-Value Ratio

Original Loan-To-Value Ratio	Count	Balance	Percent
0.001% to 20.000%	2	$1,792,667	0.20%
20.001% to 30.000%	17	9,220,260	1.1
30.001% to 40.000%	21	12,351,727	1.5
40.001% to 50.000%	58	32,936,654	3.9
50.001% to 60.000%	139	76,949,696	9.1
60.001% to 70.000%	318	179,006,327	21.2
70.001% to 75.000%	206	111,704,710	13.2
75.001% to 80.000%	812	401,343,931	47.5
80.001% to 85.000%	14	6,322,336	0.7
85.001% to 90.000%	24	10,065,857	1.2
90.001% to 95.000%	11	3,605,922	0.4
Total:	1,622	$845,300,085	100.00%

7. Current Loan-To-Value Ratio

Current Loan-To-Value Ratio	Count	Balance	Percent
0.001% to 20.000%	7	$2,488,058	0.30%
20.001% to 30.000%	16	8,962,888	1.1
30.001% to 40.000%	25	14,623,884	1.7
40.001% to 50.000%	64	35,878,275	4.2
50.001% to 60.000%	154	83,713,006	9.9
60.001% to 70.000%	313	176,529,305	20.9
70.001% to 75.000%	206	110,438,539	13.1
75.001% to 80.000%	792	393,539,124	46.6
80.001% to 85.000%	14	6,355,528	0.8
85.001% to 90.000%	23	9,638,004	1.1
90.001% to 95.000%	8	3,133,475	0.4
Total:	1,622	$845,300,085	100.00%

8. FICO Score

FICO Score	Count	Balance	Percent
500 to 539	2	$1,137,304	0.10%
540 to 579	2	544,465	0.1
600 to 639	36	15,545,098	1.8
640 to 679	132	68,051,202	8.1
680 to 699	158	80,479,860	9.5
700 to 719	209	109,765,550	13
720 to 759	502	270,077,531	32
760 to 799	496	258,590,126	30.6
800 to 819	85	41,108,949	4.9
Total:	1,622	$845,300,085	100.00%

9. States

States	Count	Balance	Percent
AL	8	$3,801,823	0.40%
AZ	39	20,078,761	2.4
CA	720	375,736,663	44.5
CO	26	12,868,040	1.5
CT	17	9,720,752	1.1
DC	31	18,232,989	2.2
DE	5	2,124,146	0.3
FL	40	20,854,540	2.5
GA	22	10,711,778	1.3
HI	7	4,569,500	0.5
IA	1	451,993	0.1
ID	3	1,132,016	0.1
IL	51	26,966,135	3.2
IN	4	1,575,427	0.2
KS	4	2,862,318	0.3
LA	1	451,250	0.1
MA	24	12,590,128	1.5
MD	122	68,817,748	8.1
MI	33	18,451,809	2.2
MN	20	9,570,954	1.1
MO	6	2,615,333	0.3
MT	1	353,647	0
NC	16	8,688,684	1
NH	1	448,865	0.1
NJ	37	19,041,146	2.3
NM	3	1,262,650	0.1
NV	31	16,228,726	1.9
NY	34	17,936,945	2.1
OH	27	14,527,513	1.7
OK	1	22,278	0
OR	5	3,313,912	0.4
PA	14	6,301,181	0.7
RI	2	442,473	0.1
SC	8	4,429,946	0.5
TN	6	2,893,818	0.3
TX	53	26,555,286	3.1
UT	3	1,558,467	0.2
VA	160	79,436,403	9.4
WA	26	12,739,659	1.5
WI	5	2,341,477	0.3
WV	3	1,378,905	0.2
WY	2	1,214,000	0.1
Total:	1,622	$845,300,085	100.00%

10. Top 10 Zipcodes

Top 10 Zipcodes	Count	Balance	Percent
20854	9	$8,099,278	1.00%
20815	10	6,594,351	0.8
92009	8	6,031,000	0.7
92673	8	4,841,487	0.6
89052	9	4,601,860	0.5
94550	9	4,600,530	0.5
92037	6	4,388,561	0.5
92127	6	4,311,231	0.5
92648	5	4,248,942	0.5
20007	5	4,011,139	0.5
Other	1,547	793,571,705	93.9
Total:	1,622	$845,300,085	100.00%

11. Index

Index	Count	Balance	Percent
1 YR CMT	198	$94,332,869	11.20%
1 YR LIBOR	1,424	750,967,217	88.8
Total:	1,622	$845,300,085	100.00%

12. Margin

Margin	Count	Balance	Percent
2.00%	5	$2,453,339	0.30%
2.25%	1,298	687,656,254	81.4
2.35%	2	49,476	0
2.75%	315	154,728,748	18.3
3.21%	1	47,215	0
3.38%	1	365,054	0
Total:	1,622	$845,300,085	100.00%

13. Caps

Caps	Count	Balance	Percent
2/2/2005	55	$26,400,502	3.10%
2/ 2/ 5.375	1	369,350	0
2/2/2006	466	245,380,476	29
3/1/2006	15	9,576,078	1.1
3/2/2006	29	13,138,978	1.6
5/1/2006	25	11,671,612	1.4
5/2/2005	971	509,835,733	60.3
5/ 2/ 5.375	1	505,359	0.1
5/2/2006	54	27,428,521	3.2
6/2/2006	4	966,280	0.1
7/2/2007	1	27,198	0
Total:	1,622	$845,300,085	100.00%

14. Max Rate

Max Rate	Count	Balance	Percent
8.500% to 8.999%	1	$543,310	0.10%
9.000% to 9.499%	12	6,863,249	0.8
9.500% to 9.999%	148	75,144,025	8.9
10.000% to 10.499%	379	199,569,001	23.6
10.500% to 10.999%	600	315,720,895	37.4
11.000% to 11.499%	357	183,477,644	21.7
11.500% to 11.999%	98	50,253,426	5.9
12.000% to 12.499%	16	8,289,630	1
12.500% to 12.999%	2	2,459,941	0.3
13.000% to 13.499%	3	1,030,244	0.1
13.500% to 13.999%	2	764,673	0.1
14.000% to 14.499%	2	1,134,572	0.1
14.500% to 14.999%	1	22,278	0
16.500% to 16.999%	1	27,198	0
Total:	1,622	$845,300,085	100.00%

15. Months to Roll

Months to Roll	Count	Balance	Percent
1 to 6	9	$2,860,481	0.30%
7 to 36	866	442,739,626	52.4
37 to 60	424	215,880,871	25.5
61 to 84	83	44,356,848	5.2
85 to 120	229	132,599,240	15.7
greater than 120	11	6,863,020	0.8
Total:	1,622	$845,300,085	100.00%

16. Delinquency in Days

Delinquency in Days	Count	Balance	Percent
0	1,619	$844,042,895	99.90%
30	3	1,257,191	0.1
Total:	1,622	$845,300,085	100.00%

17. Property Type

Property Type	Count	Balance	Percent
Single Family	1,021	$530,048,669	62.70%
Planned Unit Development	467	249,847,850	29.6
Condominium	127	61,130,408	7.2
MultiFamily	5	3,524,738	0.4
Co-op	2	748,419	0.1
Total:	1,622	$845,300,085	100.00%

18. Occupancy Code

Occupancy Code	Count	Balance	Percent
Primary Residence	1,548	$806,179,986	95.40%
Second Home	73	38,340,099	4.5
Investor Property	1	780,000	0.1
Total:	1,622	$845,300,085	100.00%

19. Purpose

Purpose	Count	Balance	Percent
Purchase	917	$478,623,892	56.60%
Rate Term Refinance	453	240,637,380	28.5
Cash Out Refinance	252	126,038,814	14.9
Total:	1,622	$845,300,085	100.00%

20. Documentation Type

Documentation Type	Count	Balance	Percent
Asset Only	264	$137,386,352	16.30%
Full Documentation	1,142	601,202,992	71.1
Income Only	155	80,920,774	9.6
No Doc	61	25,789,968	3.1
Total:	1,622	$845,300,085	100.00%

21. Interest Only

Interest Only	Count	Balance	Percent
Y	1,086	$588,354,741	69.60%
N	536	256,945,345	30.4
Total:	1,622	$845,300,085	100.00%

22. Mortgage Insurance

Mortgage Insurance	Count	Balance	Percent
CurLTV <= 80	1,577	$826,173,079	97.70%
CurLTV > 80 and Insured	45	19,127,007	2.3
Total:	1,622	$845,300,085	100.00%

23. Servicer

Servicer	Count	Balance	Percent
ABN Amro	55	$26,400,502	3.10%
Bank of America	71	41,410,047	4.9
Countrywide	324	183,084,027	21.7
IndyMac	117	58,913,820	7
National City Mortgage	811	423,332,898	50.1
Wells Fargo	244	112,158,792	13.3
Total:	1,622	$845,300,085	100.00%

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the SEC? and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

GROUPS

Goldman, Sachs & Co. GSR 2005-AR2 Cut-off - February 1, 2005 10/1 ARMs 3/1 ARMs 5/1 ARMs 7/1 ARMs Seasoned

Selection Criteria: 10/1 ARMs

1. Stats
2. Product Type
3. Principal Balance
4. Current Rate
5. Age
6. Original Loan-To-Value Ratio
7. Current Loan-To-Value Ratio
8. FICO Score
9. States
10. Top 10 Zipcodes
11. Index
12. Margin
13. Caps
14. Max Rate
15. Months to Roll
16. Delinquency in Days
17. Property Type
18. Occupancy Code
19. Purpose
20. Documentation Type
21. Interest Only
22. Mortgage Insurance
23. Servicer

1. Stats

Count: 240
Current Balance: $139,462,260
Average Current Balance: $581,093
Gross Weighted Average Coupon: 5.607%
Net Weighted Average Coupon: 5.357%
Weighted Average Expense Rate: 0.250%
Weighted Average Expense Rate - after Reset: 0.348%
Original Term: 360
Remaining Term: 359
Age: 1
Original Loan-to-Value Ratio: 69.99%
Current Loan-to-Value Ratio: 69.88%
Margin: 2.250%
Net Margin: 1.902%
Non-Zero Initial Periodic Cap: 5.003%
Non-Zero Subsequent Periodic Cap: 2.000%
Lifetime Cap: 5.004%
Maximum Interest Rate: 10.611%
Months to Next Roll: 119
FICO Score: 748
Max Zip Code Percentage: 2.367%

2. Product Type

Product Type	Count	Balance	Percent
10/1 ARMs	240	$139,462,260	100.00%
Total:	240	$139,462,260	100.00%

3. Principal Balance

Principal Balance	Count	Balance	Percent
$200,000.01 to $350,000.00	1	$228,213	0.20%
$350,000.01 to $500,000.00	102	43,169,479	31
$500,000.01 to $650,000.00	82	47,207,615	33.8
$650,000.01 to $800,000.00	24	17,802,701	12.8
$800,000.01 to $950,000.00	9	7,541,155	5.4
$950,000.01 to $1,100,000.00	19	19,090,492	13.7
$1,400,000.01 to $1,550,000.00	3	4,422,606	3.2
Total:	240	$139,462,260	100.00%

4. Current Rate

Current Rate	Count	Balance	Percent
4.000% to 4.249%	1	$505,359	0.40%
4.500% to 4.749%	1	400,000	0.3
4.750% to 4.999%	5	3,171,415	2.3
5.000% to 5.249%	7	4,992,578	3.6
5.250% to 5.499%	42	24,244,499	17.4
5.500% to 5.749%	82	49,699,447	35.6
5.750% to 5.999%	81	44,374,007	31.8
6.000% to 6.249%	10	5,844,282	4.2
6.250% to 6.499%	9	5,048,283	3.6
6.500% to 6.749%	2	1,182,391	0.8
Total:	240	$139,462,260	100.00%

5. Age

Age	Count	Balance	Percent
0 to 4	238	$138,837,463	99.60%
5 to 9	2	624,797	0.4
Total:	240	$139,462,260	100.00%

6. Original Loan-To-Value Ratio

Original Loan-To-Value Ratio	Count	Balance	Percent
30.001% to 40.000%	7	$4,153,000	3.00%
40.001% to 50.000%	11	7,647,456	5.5
50.001% to 60.000%	25	15,422,962	11.1
60.001% to 70.000%	51	30,338,789	21.8
70.001% to 75.000%	35	19,677,678	14.1
75.001% to 80.000%	110	61,817,807	44.3
85.001% to 90.000%	1	404,567	0.3
Total:	240	$139,462,260	100.00%

7. Current Loan-To-Value Ratio

Current Loan-To-Value Ratio	Count	Balance	Percent
30.001% to 40.000%	7	$4,153,000	3.00%
40.001% to 50.000%	11	7,647,456	5.5
50.001% to 60.000%	25	15,422,962	11.1
60.001% to 70.000%	52	31,181,580	22.4
70.001% to 75.000%	34	18,834,887	13.5
75.001% to 80.000%	110	61,817,807	44.3
85.001% to 90.000%	1	404,567	0.3
Total:	240	$139,462,260	100.00%

8. FICO Score

FICO Score	Count	Balance	Percent
600 to 639	1	$500,000	0.40%
640 to 679	10	4,825,226	3.5
680 to 699	17	9,164,048	6.6
700 to 719	29	16,518,769	11.8
720 to 759	82	49,137,394	35.2
760 to 799	90	53,334,808	38.2
800 to 819	11	5,982,015	4.3
Total:	240	$139,462,260	100.00%

9. States

States	Count	Balance	Percent
AL	3	$1,254,583	0.90%
AZ	4	2,006,500	1.4
CA	146	87,079,775	62.4
CO	4	2,471,150	1.8
CT	1	608,000	0.4
DC	2	969,440	0.7
DE	1	370,000	0.3
FL	7	3,958,578	2.8
GA	3	1,359,600	1
HI	3	2,224,500	1.6
IL	3	1,769,000	1.3
KS	1	637,000	0.5
MA	2	1,382,200	1
MD	13	8,221,697	5.9
MN	2	1,154,950	0.8
MO	1	554,400	0.4
NJ	6	3,111,400	2.2
NV	1	462,350	0.3
NY	1	1,000,000	0.7
OH	3	1,484,303	1.1
OR	1	370,000	0.3
PA	2	1,194,750	0.9
SC	2	922,000	0.7
TN	1	404,567	0.3
TX	2	714,513	0.5
VA	20	11,321,203	8.1
WA	5	2,455,800	1.8
Total:	240	$139,462,260	100.00%

10. Top 10 Zipcodes

Top 10 Zipcodes	Count	Balance	Percent
92009	4	$3,301,500	2.40%
92673	5	3,270,520	2.3
90405	2	1,899,000	1.4
92886	3	1,865,289	1.3
92679	2	1,800,000	1.3
92127	2	1,799,731	1.3
92648	2	1,759,999	1.3
92131	3	1,687,285	1.2
90049	2	1,687,200	1.2
92037	2	1,647,792	1.2
Other	213	118,743,945	85.1
Total:	240	$139,462,260	100.00%

11. Index

Index	Count	Balance	Percent
1 YR LIBOR	240	$139,462,260	100.00%
Total:	240	$139,462,260	100.00%

12. Margin

Margin	Count	Balance	Percent
2.25%	240	$139,462,260	100.00%
Total:	240	$139,462,260	100.00%

13. Caps

Caps	Count	Balance	Percent
5/2/2005	238	$138,593,151	99.40%
5/ 2/ 5.375	1	505,359	0.4
6/2/2006	1	363,750	0.3
Total:	240	$139,462,260	100.00%

14. Max Rate

Max Rate	Count	Balance	Percent
9.500% to 9.999%	7	$4,076,774	2.90%
10.000% to 10.499%	49	29,237,076	21
10.500% to 10.999%	162	93,709,704	67.2
11.000% to 11.499%	19	10,892,565	7.8
11.500% to 11.999%	3	1,546,141	1.1
Total:	240	$139,462,260	100.00%

15. Months to Roll

Months to Roll	Count	Balance	Percent
85 to 120	229	$132,599,240	95.10%
greater than 120	11	6,863,020	4.9
Total:	240	$139,462,260	100.00%

16. Delinquency in Days

Delinquency in Days	Count	Balance	Percent
0	240	$139,462,260	100.00%
Total:	240	$139,462,260	100.00%

17. Property Type

Property Type	Count	Balance	Percent
Single Family	129	$75,013,311	53.80%
Planned Unit Development	89	53,033,793	38
Condominium	21	10,827,156	7.8
MultiFamily	1	588,000	0.4
Total:	240	$139,462,260	100.00%

18. Occupancy Code

Occupancy Code	Count	Balance	Percent
Primary Residence	230	$133,843,241	96.00%
Second Home	10	5,619,019	4
Total:	240	$139,462,260	100.00%

19. Purpose

Purpose	Count	Balance	Percent
Purchase	140	$84,186,510	60.40%
Rate Term Refinance	73	41,178,842	29.5
Cash Out Refinance	27	14,096,908	10.1
Total:	240	$139,462,260	100.00%

20. Documentation Type

Documentation Type	Count	Balance	Percent
Asset Only	9	$4,822,235	3.50%
Full Documentation	197	117,264,418	84.1
Income Only	34	17,375,607	12.5
Total:	240	$139,462,260	100.00%

21. Interest Only

Interest Only	Count	Balance	Percent
Y	196	$116,575,031	83.60%
N	44	22,887,229	16.4
Total:	240	$139,462,260	100.00%

22. Mortgage Insurance

Mortgage Insurance	Count	Balance	Percent
CurLTV <= 80	239	$139,057,693	99.70%
CurLTV > 80 and Insured	1	404,567	0.3
Total:	240	$139,462,260	100.00%

23. Servicer

Servicer	Count	Balance	Percent
Countrywide	185	$108,937,808	78.10%
National City Mortgage	55	30,524,452	21.9
Total:	240	$139,462,260	100.00%

Selection Criteria: 3/1 ARMs

1. Stats
2. Product Type
3. Principal Balance
4. Current Rate
5. Age
6. Original Loan-To-Value Ratio
7. Current Loan-To-Value Ratio
8. FICO Score
9. States
10. Top 10 Zipcodes
11. Index
12. Margin
13. Caps
14. Max Rate
15. Months to Roll
16. Delinquency in Days
17. Property Type
18. Occupancy Code
19. Purpose
20. Documentation Type
21. Interest Only
22. Mortgage Insurance
23. Servicer

1. Stats

Count: 504
Current Balance: $265,261,416
Average Current Balance: $526,312
Gross Weighted Average Coupon: 4.944%
Net Weighted Average Coupon: 4.684%
Weighted Average Expense Rate: 0.260%
Weighted Average Expense Rate - after Reset: 0.295%
Original Term: 360
Remaining Term: 358
Age: 2
Original Loan-to-Value Ratio: 72.95%
Current Loan-to-Value Ratio: 72.89%
Margin: 2.299%
Net Margin: 2.004%
Non-Zero Initial Periodic Cap: 2.075%
Non-Zero Subsequent Periodic Cap: 1.964%
Lifetime Cap: 6.000%
Maximum Interest Rate: 10.944%
Months to Next Roll: 34
FICO Score: 732
Max Zip Code Percentage: 1.195%

2. Product Type

Product Type	Count	Balance	Percent
3/1 ARMs	504	$265,261,416	100.00%
Total:	504	$265,261,416	100.00%

3. Principal Balance

Principal Balance	Count	Balance	Percent
$350,000.01 to $500,000.00	300	$126,762,021	47.80%
$500,000.01 to $650,000.00	130	75,249,640	28.4
$650,000.01 to $800,000.00	34	25,163,679	9.5
$800,000.01 to $950,000.00	20	17,332,148	6.5
$950,000.01 to $1,100,000.00	17	16,845,396	6.4
$1,100,000.01 to $1,250,000.00	2	2,408,532	0.9
$1,400,000.01 to $1,550,000.00	1	1,500,000	0.6
Total:	504	$265,261,416	100.00%

4. Current Rate

Current Rate	Count	Balance	Percent
3.500% to 3.749%	2	$886,540	0.30%
3.750% to 3.999%	2	1,794,416	0.7
4.000% to 4.249%	14	7,869,035	3
4.250% to 4.499%	31	15,842,209	6
4.500% to 4.749%	92	48,495,341	18.3
4.750% to 4.999%	110	58,727,824	22.1
5.000% to 5.249%	110	57,991,742	21.9
5.250% to 5.499%	80	39,895,852	15
5.500% to 5.749%	40	21,380,314	8.1
5.750% to 5.999%	15	7,567,756	2.9
6.000% to 6.249%	6	3,994,083	1.5
6.250% to 6.499%	2	816,304	0.3
Total:	504	$265,261,416	100.00%

5. Age

Age	Count	Balance	Percent
0 to 4	492	$258,802,761	97.60%
5 to 9	11	6,033,115	2.3
10 to 14	1	425,540	0.2
Total:	504	$265,261,416	100.00%

6. Original Loan-To-Value Ratio

Original Loan-To-Value Ratio	Count	Balance	Percent
0.001% to 20.000%	1	$692,667	0.30%
20.001% to 30.000%	4	2,453,765	0.9
30.001% to 40.000%	6	3,647,618	1.4
40.001% to 50.000%	13	7,493,446	2.8
50.001% to 60.000%	30	17,514,702	6.6
60.001% to 70.000%	81	46,102,298	17.4
70.001% to 75.000%	68	37,178,443	14
75.001% to 80.000%	285	143,340,874	54
80.001% to 85.000%	3	1,551,500	0.6
85.001% to 90.000%	6	2,510,000	0.9
90.001% to 95.000%	7	2,776,103	1
Total:	504	$265,261,416	100.00%

7. Current Loan-To-Value Ratio

Current Loan-To-Value Ratio	Count	Balance	Percent
0.001% to 20.000%	1	$692,667	0.30%
20.001% to 30.000%	4	2,453,765	0.9
30.001% to 40.000%	6	3,647,618	1.4
40.001% to 50.000%	13	7,493,446	2.8
50.001% to 60.000%	31	17,914,389	6.8
60.001% to 70.000%	81	46,102,298	17.4
70.001% to 75.000%	68	37,314,466	14.1
75.001% to 80.000%	284	142,805,164	53.8
80.001% to 85.000%	3	1,551,500	0.6
85.001% to 90.000%	6	2,510,000	0.9
90.001% to 95.000%	7	2,776,103	1
Total:	504	$265,261,416	100.00%

8. FICO Score

FICO Score	Count	Balance	Percent
600 to 639	5	$2,188,204	0.80%
640 to 679	46	24,408,055	9.2
680 to 699	54	27,238,047	10.3
700 to 719	82	43,167,602	16.3
720 to 759	174	92,500,330	34.9
760 to 799	131	70,059,455	26.4
800 to 819	12	5,699,725	2.1
Total:	504	$265,261,416	100.00%

9. States

States	Count	Balance	Percent
AZ	13	$7,355,346	2.80%
CA	232	117,683,704	44.4
CO	1	386,000	0.1
CT	6	3,712,474	1.4
DC	8	5,114,895	1.9
DE	1	360,000	0.1
FL	13	6,422,326	2.4
GA	3	1,436,049	0.5
HI	2	1,177,000	0.4
IL	23	12,541,360	4.7
IN	1	517,726	0.2
LA	1	451,250	0.2
MA	11	6,260,766	2.4
MD	39	22,025,274	8.3
MI	14	8,455,421	3.2
MN	3	1,392,207	0.5
NC	7	3,705,550	1.4
NH	1	448,865	0.2
NJ	10	5,379,405	2
NM	1	515,000	0.2
NV	20	11,072,891	4.2
NY	9	5,116,695	1.9
OH	12	6,679,531	2.5
OR	2	1,658,980	0.6
PA	2	1,055,647	0.4
SC	3	1,701,948	0.6
TN	1	392,000	0.1
TX	13	6,348,614	2.4
UT	3	1,558,467	0.6
VA	42	20,967,556	7.9
WA	4	1,987,866	0.7
WI	2	884,603	0.3
WV	1	496,000	0.2
Total:	504	$265,261,416	100.00%

10. Top 10 Zipcodes

Top 10 Zipcodes	Count	Balance	Percent
20854	4	$3,170,700	1.20%
89052	6	3,125,773	1.2
92653	4	2,788,600	1.1
45243	4	2,552,513	1
22031	4	2,351,722	0.9
48304	3	2,296,796	0.9
92131	3	2,267,813	0.9
92009	3	2,180,000	0.8
20817	3	2,095,116	0.8
48301	3	1,927,950	0.7
Other	467	240,504,433	90.7
Total:	504	$265,261,416	100.00%

11. Index

Index	Count	Balance	Percent
1 YR CMT	10	$4,927,896	1.90%
1 YR LIBOR	494	260,333,520	98.1
Total:	504	$265,261,416	100.00%

12. Margin

Margin	Count	Balance	Percent
2.25%	454	$239,719,526	90.40%
2.75%	49	25,176,836	9.5
3.38%	1	365,054	0.1
Total:	504	$265,261,416	100.00%

13. Caps

Caps	Count	Balance	Percent
2/2/2006	466	$245,380,476	92.50%
3/1/2006	15	9,576,078	3.6
3/2/2006	23	10,304,862	3.9
Total:	504	$265,261,416	100.00%

14. Max Rate

Max Rate	Count	Balance	Percent
9.500% to 9.999%	4	$2,680,956	1.00%
10.000% to 10.499%	45	23,711,243	8.9
10.500% to 10.999%	202	107,223,166	40.4
11.000% to 11.499%	190	97,887,594	36.9
11.500% to 11.999%	55	28,948,071	10.9
12.000% to 12.499%	8	4,810,387	1.8
Total:	504	$265,261,416	100.00%

15. Months to Roll

Months to Roll	Count	Balance	Percent
7 to 36	504	$265,261,416	100.00%
Total:	504	$265,261,416	100.00%

16. Delinquency in Days

Delinquency in Days	Count	Balance	Percent
0	502	$264,418,916	99.70%
30	2	842,500	0.3
Total:	504	$265,261,416	100.00%

17. Property Type

Property Type	Count	Balance	Percent
Single Family	295	$156,736,212	59.10%
Planned Unit Development	176	92,556,470	34.9
Condominium	31	14,579,224	5.5
MultiFamily	2	1,389,510	0.5
Total:	504	$265,261,416	100.00%

18. Occupancy Code

Occupancy Code	Count	Balance	Percent
Primary Residence	477	$251,687,756	94.90%
Second Home	27	13,573,660	5.1
Total:	504	$265,261,416	100.00%

19. Purpose

Purpose	Count	Balance	Percent
Purchase	292	$155,594,687	58.70%
Rate Term Refinance	140	73,928,430	27.9
Cash Out Refinance	72	35,738,299	13.5
Total:	504	$265,261,416	100.00%

20. Documentation Type

Documentation Type	Count	Balance	Percent
Asset Only	107	$56,401,115	21.30%
Full Documentation	366	194,068,711	73.2
Income Only	31	14,791,590	5.6
Total:	504	$265,261,416	100.00%

21. Interest Only

Interest Only	Count	Balance	Percent
Y	421	$224,356,020	84.60%
N	83	40,905,396	15.4
Total:	504	$265,261,416	100.00%

22. Mortgage Insurance

Mortgage Insurance	Count	Balance	Percent
CurLTV <= 80	488	$258,423,813	97.40%
CurLTV > 80 and Insured	16	6,837,603	2.6
Total:	504	$265,261,416	100.00%

23. Servicer

Servicer	Count	Balance	Percent
Countrywide	137	$73,003,019	27.50%
IndyMac	38	19,880,939	7.5
National City Mortgage	329	172,377,458	65
Total:	504	$265,261,416	100.00%

Selection Criteria: 5/1 ARMs

1. Stats
2. Product Type
3. Principal Balance
4. Current Rate
5. Age
6. Original Loan-To-Value Ratio
7. Current Loan-To-Value Ratio
8. FICO Score
9. States
10. Top 10 Zipcodes
11. Index
12. Margin
13. Caps
14. Max Rate
15. Months to Roll
16. Delinquency in Days
17. Property Type
18. Occupancy Code
19. Purpose
20. Documentation Type
21. Interest Only
22. Mortgage Insurance
23. Servicer

1. Stats

Count: 422
Current Balance: $214,737,671
Average Current Balance: $508,857
Gross Weighted Average Coupon: 5.155%
Net Weighted Average Coupon: 4.883%
Weighted Average Expense Rate: 0.273%
Weighted Average Expense Rate - after Reset: 0.273%
Original Term: 360
Remaining Term: 358
Age: 2
Original Loan-to-Value Ratio: 72.62%
Current Loan-to-Value Ratio: 72.58%
Margin: 2.348%
Net Margin: 2.076%
Non-Zero Initial Periodic Cap: 5.000%
Non-Zero Subsequent Periodic Cap: 1.946%
Lifetime Cap: 5.180%
Maximum Interest Rate: 10.335%
Months to Next Roll: 58
FICO Score: 736
Max Zip Code Percentage: 1.569%

2. Product Type

Product Type	Count	Balance	Percent
5/1 ARMs	422	$214,737,671	100.00%
Total:	422	$214,737,671	100.00%

3. Principal Balance

Principal Balance	Count	Balance	Percent
$350,000.01 to $500,000.00	248	$104,957,916	48.90%
$500,000.01 to $650,000.00	133	76,104,321	35.4
$650,000.01 to $800,000.00	22	16,191,751	7.5
$800,000.01 to $950,000.00	12	10,099,265	4.7
$950,000.01 to $1,100,000.00	6	5,959,419	2.8
$1,400,000.01 to $1,550,000.00	1	1,425,000	0.7
Total:	422	$214,737,671	100.00%

4. Current Rate

Current Rate	Count	Balance	Percent
3.750% to 3.999%	1	$544,000	0.30%
4.000% to 4.249%	1	810,750	0.4
4.250% to 4.499%	7	3,903,691	1.8
4.500% to 4.749%	35	17,509,194	8.2
4.750% to 4.999%	74	38,815,909	18.1
5.000% to 5.249%	92	47,255,437	22
5.250% to 5.499%	113	59,198,910	27.6
5.500% to 5.749%	64	30,543,505	14.2
5.750% to 5.999%	27	12,039,658	5.6
6.000% to 6.249%	7	3,626,617	1.7
6.250% to 6.499%	1	490,000	0.2
Total:	422	$214,737,671	100.00%

5. Age

Age	Count	Balance	Percent
0 to 4	417	$212,207,984	98.80%
5 to 9	5	2,529,687	1.2
Total:	422	$214,737,671	100.00%

6. Original Loan-To-Value Ratio

Original Loan-To-Value Ratio	Count	Balance	Percent
20.001% to 30.000%	5	$2,677,078	1.20%
30.001% to 40.000%	4	1,968,291	0.9
40.001% to 50.000%	8	4,644,352	2.2
50.001% to 60.000%	30	16,340,336	7.6
60.001% to 70.000%	81	45,306,980	21.1
70.001% to 75.000%	52	28,307,811	13.2
75.001% to 80.000%	235	112,411,059	52.3
80.001% to 85.000%	5	2,247,230	1
85.001% to 90.000%	2	834,535	0.4
Total:	422	$214,737,671	100.00%

7. Current Loan-To-Value Ratio

Current Loan-To-Value Ratio	Count	Balance	Percent
20.001% to 30.000%	5	$2,677,078	1.20%
30.001% to 40.000%	4	1,968,291	0.9
40.001% to 50.000%	8	4,644,352	2.2
50.001% to 60.000%	30	16,340,336	7.6
60.001% to 70.000%	81	45,306,980	21.1
70.001% to 75.000%	53	28,714,685	13.4
75.001% to 80.000%	234	112,004,184	52.2
80.001% to 85.000%	5	2,247,230	1
85.001% to 90.000%	2	834,535	0.4
Total:	422	$214,737,671	100.00%

8. FICO Score

FICO Score	Count	Balance	Percent
600 to 639	5	$2,637,880	1.20%
640 to 679	36	17,969,474	8.4
680 to 699	45	23,120,360	10.8
700 to 719	53	27,694,641	12.9
720 to 759	139	71,201,715	33.2
760 to 799	132	65,986,549	30.7
800 to 819	12	6,127,053	2.9
Total:	422	$214,737,671	100.00%

9. States

States	Count	Balance	Percent
AL	1	$435,200	0.20%
AZ	15	7,276,997	3.4
CA	175	87,136,434	40.6
CO	8	3,729,469	1.7
CT	1	454,192	0.2
DC	15	7,935,430	3.7
DE	2	910,702	0.4
FL	6	3,443,247	1.6
GA	5	2,597,000	1.2
HI	2	1,168,000	0.5
ID	2	726,999	0.3
IL	7	3,579,709	1.7
IN	1	359,597	0.2
KS	2	1,845,199	0.9
MA	6	2,808,663	1.3
MD	47	24,892,944	11.6
MI	9	4,581,657	2.1
MN	1	386,865	0.2
MO	2	728,557	0.3
NC	5	3,032,499	1.4
NJ	10	6,204,131	2.9
NM	1	361,850	0.2
NV	8	3,781,123	1.8
NY	6	2,989,973	1.4
OH	5	3,003,378	1.4
PA	1	504,000	0.2
SC	1	414,998	0.2
TX	12	7,259,992	3.4
VA	59	28,623,843	13.3
WA	5	2,180,273	1
WI	1	420,750	0.2
WY	1	964,000	0.4
Total:	422	$214,737,671	100.00%

10. Top 10 Zipcodes

Top 10 Zipcodes	Count	Balance	Percent
20815	5	$3,368,825	1.60%
20854	3	2,009,828	0.9
20007	2	1,933,800	0.9
85207	4	1,920,525	0.9
94550	4	1,772,188	0.8
94513	3	1,760,259	0.8
22314	3	1,735,486	0.8
95123	3	1,638,950	0.8
91913	3	1,588,200	0.7
20152	3	1,581,159	0.7
Other	389	195,428,451	91
Total:	422	$214,737,671	100.00%

11. Index

Index	Count	Balance	Percent
1 YR CMT	4	$2,655,771	1.20%
1 YR LIBOR	418	212,081,900	98.8
Total:	422	$214,737,671	100.00%

12. Margin

Margin	Count	Balance	Percent
2.25%	339	$172,610,370	80.40%
2.75%	83	42,127,302	19.6
Total:	422	$214,737,671	100.00%

13. Caps

Caps	Count	Balance	Percent
5/1/2006	25	$11,671,612	5.40%
5/2/2005	344	176,074,140	82
5/2/2006	53	26,991,919	12.6
Total:	422	$214,737,671	100.00%

14. Max Rate

Max Rate	Count	Balance	Percent
9.000% to 9.499%	6	$3,766,709	1.80%
9.500% to 9.999%	99	51,200,361	23.8
10.000% to 10.499%	165	85,719,569	39.9
10.500% to 10.999%	80	38,431,359	17.9
11.000% to 11.499%	50	25,799,127	12
11.500% to 11.999%	22	9,820,547	4.6
Total:	422	$214,737,671	100.00%

15. Months to Roll

Months to Roll	Count	Balance	Percent
37 to 60	422	$214,737,671	100.00%
Total:	422	$214,737,671	100.00%

16. Delinquency in Days

Delinquency in Days	Count	Balance	Percent
0	421	$214,322,980	99.80%
30	1	414,691	0.2
Total:	422	$214,737,671	100.00%

17. Property Type

Property Type	Count	Balance	Percent
Single Family	243	$123,952,310	57.70%
Planned Unit Development	142	73,090,038	34
Condominium	37	17,695,322	8.2
Total:	422	$214,737,671	100.00%

18. Occupancy Code

Occupancy Code	Count	Balance	Percent
Primary Residence	400	$202,740,565	94.40%
Second Home	22	11,997,106	5.6
Total:	422	$214,737,671	100.00%

19. Purpose

Purpose	Count	Balance	Percent
Purchase	232	$118,093,180	55.00%
Rate Term Refinance	109	58,006,045	27
Cash Out Refinance	81	38,638,446	18
Total:	422	$214,737,671	100.00%

20. Documentation Type

Documentation Type	Count	Balance	Percent
Asset Only	96	$49,263,752	22.90%
Full Documentation	275	139,590,426	65
Income Only	51	25,883,493	12.1
Total:	422	$214,737,671	100.00%

21. Interest Only

Interest Only	Count	Balance	Percent
Y	331	$169,565,124	79.00%
N	91	45,172,547	21
Total:	422	$214,737,671	100.00%

22. Mortgage Insurance

Mortgage Insurance	Count	Balance	Percent
CurLTV <= 80	415	$211,655,906	98.60%
CurLTV > 80 and Insured	7	3,081,765	1.4
Total:	422	$214,737,671	100.00%

23. Servicer

Servicer	Count	Balance	Percent
IndyMac	78	$38,663,531	18.00%
National City Mortgage	344	176,074,140	82
Total:	422	$214,737,671	100.00%

Selection Criteria: 7/1 ARMs

1. Stats
2. Product Type
3. Principal Balance
4. Current Rate
5. Age
6. Original Loan-To-Value Ratio
7. Current Loan-To-Value Ratio
8. FICO Score
9. States
10. Top 10 Zipcodes
11. Index
12. Margin
13. Caps
14. Max Rate
15. Months to Roll
16. Delinquency in Days
17. Property Type
18. Occupancy Code
19. Purpose
20. Documentation Type
21. Interest Only
22. Mortgage Insurance
23. Servicer

1. Stats

Count: 83
Current Balance: $44,356,848
Average Current Balance: $534,420
Gross Weighted Average Coupon: 5.284%
Net Weighted Average Coupon: 5.034%
Weighted Average Expense Rate: 0.250%
Weighted Average Expense Rate - after Reset: 0.250%
Original Term: 360
Remaining Term: 358
Age: 2
Original Loan-to-Value Ratio: 70.34%
Current Loan-to-Value Ratio: 70.11%
Margin: 2.255%
Net Margin: 2.005%
Non-Zero Initial Periodic Cap: 5.000%
Non-Zero Subsequent Periodic Cap: 2.000%
Lifetime Cap: 5.000%
Maximum Interest Rate: 10.284%
Months to Next Roll: 82
FICO Score: 749
Max Zip Code Percentage: 3.644%

2. Product Type

Product Type	Count	Balance	Percent
7/1 ARMs	83	$44,356,848	100.00%
Total:	83	$44,356,848	100.00%

3. Principal Balance

Principal Balance	Count	Balance	Percent
$350,000.01 to $500,000.00	48	$20,555,907	46.30%
$500,000.01 to $650,000.00	19	10,795,205	24.3
$650,000.01 to $800,000.00	7	4,932,893	11.1
$800,000.01 to $950,000.00	8	7,072,843	15.9
$950,000.01 to $1,100,000.00	1	1,000,000	2.3
Total:	83	$44,356,848	100.00%

4. Current Rate

Current Rate	Count	Balance	Percent
4.750% to 4.999%	6	$2,557,607	5.80%
5.000% to 5.249%	31	17,654,733	39.8
5.250% to 5.499%	21	11,088,198	25
5.500% to 5.749%	17	9,061,334	20.4
5.750% to 5.999%	5	2,751,325	6.2
6.000% to 6.249%	3	1,243,650	2.8
Total:	83	$44,356,848	100.00%

5. Age

Age	Count	Balance	Percent
0 to 4	81	$43,380,848	97.80%
5 to 9	2	976,000	2.2
Total:	83	$44,356,848	100.00%

6. Original Loan-To-Value Ratio

Original Loan-To-Value Ratio	Count	Balance	Percent
20.001% to 30.000%	1	$1,000,000	2.30%
40.001% to 50.000%	6	2,442,597	5.5
50.001% to 60.000%	7	4,018,300	9.1
60.001% to 70.000%	20	11,786,955	26.6
70.001% to 75.000%	11	6,268,933	14.1
75.001% to 80.000%	37	18,364,063	41.4
80.001% to 85.000%	1	476,000	1.1
Total:	83	$44,356,848	100.00%

7. Current Loan-To-Value Ratio

Current Loan-To-Value Ratio	Count	Balance	Percent
20.001% to 30.000%	1	$1,000,000	2.30%
40.001% to 50.000%	6	2,442,597	5.5
50.001% to 60.000%	8	4,509,625	10.2
60.001% to 70.000%	20	11,786,955	26.6
70.001% to 75.000%	10	5,777,608	13
75.001% to 80.000%	37	18,364,063	41.4
80.001% to 85.000%	1	476,000	1.1
Total:	83	$44,356,848	100.00%

8. FICO Score

FICO Score	Count	Balance	Percent
640 to 679	3	$1,250,696	2.80%
680 to 699	9	4,316,142	9.7
700 to 719	6	3,336,445	7.5
720 to 759	28	17,256,810	38.9
760 to 799	34	16,857,832	38
800 to 819	3	1,338,922	3
Total:	83	$44,356,848	100.00%

9. States

States	Count	Balance	Percent
AZ	2	$911,325	2.10%
CA	14	8,134,729	18.3
DC	4	2,729,886	6.2
DE	1	483,445	1.1
GA	2	976,000	2.2
IL	1	812,150	1.8
MD	15	8,155,104	18.4
MI	4	1,839,957	4.1
MN	2	742,517	1.7
NM	1	385,800	0.9
NV	1	599,800	1.4
OH	2	1,192,029	2.7
OR	1	920,500	2.1
PA	1	550,000	1.2
TX	4	2,034,800	4.6
VA	27	13,439,288	30.3
WI	1	449,519	1
Total:	83	$44,356,848	100.00%

10. Top 10 Zipcodes

Top 10 Zipcodes	Count	Balance	Percent
20754	2	$1,616,500	3.60%
20850	2	1,129,000	2.5
22314	2	1,109,350	2.5
20878	2	1,059,500	2.4
22182	2	1,016,000	2.3
20007	1	1,000,000	2.3
97701	1	920,500	2.1
20854	1	918,750	2.1
92648	1	898,943	2
20816	2	895,000	2
Other	67	33,793,304	76.2
Total:	83	$44,356,848	100.00%

11. Index

Index	Count	Balance	Percent
1 YR LIBOR	83	$44,356,848	100.00%
Total:	83	$44,356,848	100.00%

12. Margin

Margin	Count	Balance	Percent
2.25%	82	$43,954,098	99.10%
2.75%	1	402,750	0.9
Total:	83	$44,356,848	100.00%

13. Caps

Caps	Count	Balance	Percent
5/2/2005	83	$44,356,848	100.00%
Total:	83	$44,356,848	100.00%

14. Max Rate

Max Rate	Count	Balance	Percent
9.500% to 9.999%	6	$2,557,607	5.80%
10.000% to 10.499%	52	28,742,931	64.8
10.500% to 10.999%	22	11,812,659	26.6
11.000% to 11.499%	3	1,243,650	2.8
Total:	83	$44,356,848	100.00%

15. Months to Roll

Months to Roll	Count	Balance	Percent
61 to 84	83	$44,356,848	100.00%
Total:	83	$44,356,848	100.00%

16. Delinquency in Days

Delinquency in Days	Count	Balance	Percent
0	83	$44,356,848	100.00%
Total:	83	$44,356,848	100.00%

17. Property Type

Property Type	Count	Balance	Percent
Single Family	41	$21,583,848	48.70%
Planned Unit Development	36	19,466,665	43.9
Condominium	6	3,306,334	7.5
Total:	83	$44,356,848	100.00%

18. Occupancy Code

Occupancy Code	Count	Balance	Percent
Primary Residence	82	$43,757,669	98.60%
Second Home	1	599,179	1.4
Total:	83	$44,356,848	100.00%

19. Purpose

Purpose	Count	Balance	Percent
Purchase	58	$29,725,028	67.00%
Rate Term Refinance	16	9,743,317	22
Cash Out Refinance	9	4,888,503	11
Total:	83	$44,356,848	100.00%

20. Documentation Type

Documentation Type	Count	Balance	Percent
Asset Only	7	$3,584,522	8.10%
Full Documentation	76	40,772,326	91.9
Total:	83	$44,356,848	100.00%

21. Interest Only

Interest Only	Count	Balance	Percent
Y	67	$36,466,733	82.20%
N	16	7,890,115	17.8
Total:	83	$44,356,848	100.00%

22. Mortgage Insurance

Mortgage Insurance	Count	Balance	Percent
CurLTV <= 80	82	$43,880,848	98.90%
CurLTV > 80 and Insured	1	476,000	1.1
Total:	83	$44,356,848	100.00%

23. Servicer

Servicer	Count	Balance	Percent
National City Mortgage	83	$44,356,848	100.00%
Total:	83	$44,356,848	100.00%

Selection Criteria: Seasoned

1. Stats
2. Product Type
3. Principal Balance
4. Current Rate
5. Age
6. Original Loan-To-Value Ratio
7. Current Loan-To-Value Ratio
8. FICO Score
9. States
10. Top 10 Zipcodes
11. Index
12. Margin
13. Caps
14. Max Rate
15. Months to Roll
16. Delinquency in Days
17. Property Type
18. Occupancy Code
19. Purpose
20. Documentation Type
21. Interest Only
22. Mortgage Insurance
23. Servicer

1. Stats

Count: 373
Current Balance: $181,481,891
Average Current Balance: $486,547
Gross Weighted Average Coupon: 5.707%
Net Weighted Average Coupon: 5.362%
Weighted Average Expense Rate: 0.346%
Weighted Average Expense Rate - after Reset: 0.346%
Original Term: 360
Remaining Term: 328
Age: 32
Original Loan-to-Value Ratio: 68.78%
Current Loan-to-Value Ratio: 66.01%
Margin: 2.487%
Net Margin: 2.141%
Non-Zero Initial Periodic Cap: 4.530%
Non-Zero Subsequent Periodic Cap: 2.000%
Lifetime Cap: 5.022%
Maximum Interest Rate: 10.774%
Months to Next Roll: 28
FICO Score: 735
Max Zip Code Percentage: 1.102%

2. Product Type

Product Type	Count	Balance	Percent
Seasoned	373	$181,481,891	100.00%
Total:	373	$181,481,891	100.00%

3. Principal Balance

Principal Balance	Count	Balance	Percent
Lower than $50,000.00	4	$101,397	0.10%
$50,000.01 to $200,000.00	5	781,365	0.4
$200,000.01 to $350,000.00	16	5,067,966	2.8
$350,000.01 to $500,000.00	230	95,383,576	52.6
$500,000.01 to $650,000.00	69	38,771,467	21.4
$650,000.01 to $800,000.00	28	19,879,740	11
$800,000.01 to $950,000.00	7	6,175,539	3.4
$950,000.01 to $1,100,000.00	12	11,795,725	6.5
$1,400,000.01 to $1,550,000.00	1	1,525,116	0.8
$1,850,000.01 to $2,000,000.00	1	2,000,000	1.1
Total:	373	$181,481,891	100.00%

4. Current Rate

Current Rate	Count	Balance	Percent
3.500% to 3.749%	2	$49,476	0.00%
3.750% to 3.999%	2	967,269	0.5
4.000% to 4.249%	4	1,744,814	1
4.250% to 4.499%	5	2,236,599	1.2
4.500% to 4.749%	8	3,320,611	1.8
4.750% to 4.999%	28	12,945,947	7.1
5.000% to 5.249%	36	17,226,573	9.5
5.250% to 5.499%	33	15,109,206	8.3
5.500% to 5.749%	61	30,073,218	16.6
5.750% to 5.999%	74	34,840,139	19.2
6.000% to 6.249%	50	24,847,777	13.7
6.250% to 6.499%	43	22,378,016	12.3
6.500% to 6.749%	15	8,475,634	4.7
6.750% to 6.999%	3	1,463,034	0.8
7.000% to 7.249%	3	1,423,199	0.8
7.250% to 7.499%	2	858,850	0.5
7.500% to 7.749%	2	2,386,956	1.3
8.000% to 8.249%	1	722,572	0.4
8.250% to 8.499%	1	412,000	0.2
Total:	373	$181,481,891	100.00%

5. Age

Age	Count	Balance	Percent
10 to 14	2	$1,143,200	0.60%
25 to 29	59	28,131,008	15.5
30 to 34	250	119,391,891	65.8
35 to 39	39	22,318,376	12.3
40 to 44	4	1,769,700	1
45 to 49	5	4,032,049	2.2
50 and up	14	4,695,667	2.6
Total:	373	$181,481,891	100.00%

6. Original Loan-To-Value Ratio

Original Loan-To-Value Ratio	Count	Balance	Percent
0.001% to 20.000%	1	$1,100,000	0.60%
20.001% to 30.000%	7	3,089,417	1.7
30.001% to 40.000%	4	2,582,817	1.4
40.001% to 50.000%	20	10,708,802	5.9
50.001% to 60.000%	47	23,653,395	13
60.001% to 70.000%	85	45,471,305	25.1
70.001% to 75.000%	40	20,271,845	11.2
75.001% to 80.000%	145	65,410,129	36
80.001% to 85.000%	5	2,047,606	1.1
85.001% to 90.000%	15	6,316,756	3.5
90.001% to 95.000%	4	829,819	0.5
Total:	373	$181,481,891	100.00%

7. Current Loan-To-Value Ratio

Current Loan-To-Value Ratio	Count	Balance	Percent
0.001% to 20.000%	6	$1,795,391	1.00%
20.001% to 30.000%	6	2,832,046	1.6
30.001% to 40.000%	8	4,854,974	2.7
40.001% to 50.000%	26	13,650,423	7.5
50.001% to 60.000%	60	29,525,694	16.3
60.001% to 70.000%	79	42,151,492	23.2
70.001% to 75.000%	41	19,796,893	10.9
75.001% to 80.000%	127	58,547,906	32.3
80.001% to 85.000%	5	2,080,798	1.1
85.001% to 90.000%	14	5,888,903	3.2
90.001% to 95.000%	1	357,371	0.2
Total:	373	$181,481,891	100.00%

8. FICO Score

FICO Score	Count	Balance	Percent
500 to 539	2	$1,137,304	0.60%
540 to 579	2	544,465	0.3
600 to 639	25	10,219,015	5.6
640 to 679	37	19,597,751	10.8
680 to 699	33	16,641,263	9.2
700 to 719	39	19,048,094	10.5
720 to 759	79	39,981,283	22
760 to 799	109	52,351,481	28.8
800 to 819	47	21,961,235	12.1
Total:	373	$181,481,891	100.00%

9. States

States	Count	Balance	Percent
AL	4	$2,112,039	1.20%
AZ	5	2,528,593	1.4
CA	153	75,702,020	41.7
CO	13	6,281,421	3.5
CT	9	4,946,087	2.7
DC	2	1,483,338	0.8
FL	14	7,030,390	3.9
GA	9	4,343,129	2.4
IA	1	451,993	0.2
ID	1	405,017	0.2
IL	17	8,263,917	4.6
IN	2	698,105	0.4
KS	1	380,119	0.2
MA	5	2,138,499	1.2
MD	8	5,522,728	3
MI	6	3,574,774	2
MN	12	5,894,416	3.2
MO	3	1,332,377	0.7
MT	1	353,647	0.2
NC	4	1,950,634	1.1
NJ	11	4,346,210	2.4
NV	1	312,561	0.2
NY	18	8,830,276	4.9
OH	5	2,168,272	1.2
OK	1	22,278	0
OR	1	364,432	0.2
PA	8	2,996,784	1.7
RI	2	442,473	0.2
SC	2	1,391,000	0.8
TN	4	2,097,251	1.2
TX	22	10,197,367	5.6
VA	12	5,084,514	2.8
WA	12	6,115,721	3.4
WI	1	586,605	0.3
WV	2	882,905	0.5
WY	1	250,000	0.1
Total:	373	$181,481,891	100.00%

10. Top 10 Zipcodes

Top 10 Zipcodes	Count	Balance	Percent
20854	1	$2,000,000	1.10%
92660	3	1,959,816	1.1
94022	2	1,910,754	1.1
95120	3	1,788,125	1
90254	3	1,774,393	1
37027	3	1,630,683	0.9
90266	2	1,571,579	0.9
77024	2	1,566,946	0.9
60614	1	1,525,116	0.8
94109	3	1,506,715	0.8
Other	350	164,247,762	90.5
Total:	373	$181,481,891	100.00%

11. Index

Index	Count	Balance	Percent
1 YR CMT	184	$86,749,202	47.80%
1 YR LIBOR	189	94,732,689	52.2
Total:	373	$181,481,891	100.00%

12. Margin

Margin	Count	Balance	Percent
2.00%	5	$2,453,339	1.40%
2.25%	183	91,910,001	50.6
2.35%	2	49,476	0
2.75%	182	87,021,860	48
3.21%	1	47,215	0
Total:	373	$181,481,891	100.00%

13. Caps

Caps	Count	Balance	Percent
2/2/2005	55	$26,400,502	14.50%
2/ 2/ 5.375	1	369,350	0.2
3/2/2006	6	2,834,116	1.6
5/2/2005	306	150,811,594	83.1
5/2/2006	1	436,602	0.2
6/2/2006	3	602,530	0.3
7/2/2007	1	27,198	0
Total:	373	$181,481,891	100.00%

14. Max Rate

Max Rate	Count	Balance	Percent
8.500% to 8.999%	1	$543,310	0.30%
9.000% to 9.499%	6	3,096,540	1.7
9.500% to 9.999%	32	14,628,326	8.1
10.000% to 10.499%	68	32,158,182	17.7
10.500% to 10.999%	134	64,544,006	35.6
11.000% to 11.499%	95	47,654,708	26.3
11.500% to 11.999%	18	9,938,668	5.5
12.000% to 12.499%	8	3,479,243	1.9
12.500% to 12.999%	2	2,459,941	1.4
13.000% to 13.499%	3	1,030,244	0.6
13.500% to 13.999%	2	764,673	0.4
14.000% to 14.499%	2	1,134,572	0.6
14.500% to 14.999%	1	22,278	0
16.500% to 16.999%	1	27,198	0
Total:	373	$181,481,891	100.00%

15. Months to Roll

Months to Roll	Count	Balance	Percent
1 to 6	9	$2,860,481	1.60%
7 to 36	362	177,478,210	97.8
37 to 60	2	1,143,200	0.6
Total:	373	$181,481,891	100.00%

16. Delinquency in Days

Delinquency in Days	Count	Balance	Percent
0	373	$181,481,891	100.00%
Total:	373	$181,481,891	100.00%

17. Property Type

Property Type	Count	Balance	Percent
Single Family	313	$152,762,987	84.20%
Condominium	32	14,722,372	8.1
Planned Unit Development	24	11,700,884	6.4
MultiFamily	2	1,547,228	0.9
Co-op	2	748,419	0.4
Total:	373	$181,481,891	100.00%

18. Occupancy Code

Occupancy Code	Count	Balance	Percent
Primary Residence	359	$174,150,755	96.00%
Second Home	13	6,551,135	3.6
Investor Property	1	780,000	0.4
Total:	373	$181,481,891	100.00%

19. Purpose

Purpose	Count	Balance	Percent
Purchase	195	$91,024,486	50.20%
Rate Term Refinance	115	57,780,747	31.8
Cash Out Refinance	63	32,676,658	18
Total:	373	$181,481,891	100.00%

20. Documentation Type

Documentation Type	Count	Balance	Percent
Asset Only	45	$23,314,728	12.80%
Full Documentation	228	109,507,111	60.3
Income Only	39	22,870,083	12.6
No Doc	61	25,789,968	14.2
Total:	373	$181,481,891	100.00%

21. Interest Only

Interest Only	Count	Balance	Percent
N	302	$140,090,058	77.20%
Y	71	41,391,832	22.8
Total:	373	$181,481,891	100.00%

22. Mortgage Insurance

Mortgage Insurance	Count	Balance	Percent
CurLTV <= 80	353	$173,154,819	95.40%
CurLTV > 80 and Insured	20	8,327,072	4.6
Total:	373	$181,481,891	100.00%

23. Servicer

Servicer	Count	Balance	Percent
ABN Amro	55	$26,400,502	14.50%
Bank of America	71	41,410,047	22.8
Countrywide	2	1,143,200	0.6
IndyMac	1	369,350	0.2
Wells Fargo	244	112,158,792	61.8
Total:	373	$181,481,891	100.00%

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the 밪EC? and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

ALL AGGREGATE

Goldman, Sachs & Co. GSR 2005-AR2 Cut-off - February 1, 2005 All records

Selection Criteria: All records

1. Stats
2. Product Type
3. Principal Balance
4. Current Rate
5. Age
6. Original Loan-To-Value Ratio
7. Current Loan-To-Value Ratio
8. FICO Score
9. States
10. Top 10 Zipcodes
11. Index
12. Margin
13. Caps
14. Max Rate
15. Months to Roll
16. Delinquency in Days
17. Property Type
18. Occupancy Code
19. Purpose
20. Documentation Type
21. Interest Only
22. Mortgage Insurance
23. Servicer

1. Stats

Count: 1,622
Current Balance: $845,300,085
Average Current Balance: $521,147
Gross Weighted Average Coupon: 5.289%
Net Weighted Average Coupon: 5.009%
Weighted Average Expense Rate: 0.280%
Weighted Average Expense Rate - after Reset: 0.306%
Original Term: 360
Remaining Term: 352
Age: 8
Original Loan-to-Value Ratio: 71.35%
Current Loan-to-Value Ratio: 70.69%
Margin: 2.341%
Net Margin: 2.035%
Non-Zero Initial Periodic Cap: 3.982%
Non-Zero Subsequent Periodic Cap: 1.975%
Lifetime Cap: 5.365%
Maximum Interest Rate: 10.663%
Months to Next Roll: 55
FICO Score: 737
Max Zip Code Percentage: 0.958%

2. Product Type

Product Type	Count	Balance	Percent
10/1 ARMs	240	$139,462,260	16.50%
3/1 ARMs	504	265,261,416	31.4
5/1 ARMs	422	214,737,671	25.4
7/1 ARMs	83	44,356,848	5.2
Seasoned	373	181,481,891	21.5
Total:	1,622	$845,300,085	100.00%

3. Principal Balance

Principal Balance	Count	Balance	Percent
Lower than $50,000.00	4	$101,397	0.00%
$50,000.01 to $200,000.00	5	781,365	0.1
$200,000.01 to $350,000.00	17	5,296,179	0.6
$350,000.01 to $500,000.00	928	390,828,899	46.2
$500,000.01 to $650,000.00	433	248,128,247	29.4
$650,000.01 to $800,000.00	115	83,970,763	9.9
$800,000.01 to $950,000.00	56	48,220,949	5.7
$950,000.01 to $1,100,000.00	55	54,691,031	6.5
$1,100,000.01 to $1,250,000.00	2	2,408,532	0.3
$1,400,000.01 to $1,550,000.00	6	8,872,722	1
$1,850,000.01 to $2,000,000.00	1	2,000,000	0.2
Total:	1,622	$845,300,085	100.00%

4. Current Rate

Current Rate	Count	Balance	Percent
3.500% to 3.749%	4	$936,016	0.10%
3.750% to 3.999%	5	3,305,685	0.4
4.000% to 4.249%	20	10,929,958	1.3
4.250% to 4.499%	43	21,982,499	2.6
4.500% to 4.749%	136	69,725,147	8.2
4.750% to 4.999%	223	116,218,703	13.7
5.000% to 5.249%	276	145,121,063	17.2
5.250% to 5.499%	289	149,536,664	17.7
5.500% to 5.749%	264	140,757,819	16.7
5.750% to 5.999%	202	101,572,886	12
6.000% to 6.249%	76	39,556,408	4.7
6.250% to 6.499%	55	28,732,603	3.4
6.500% to 6.749%	17	9,658,025	1.1
6.750% to 6.999%	3	1,463,034	0.2
7.000% to 7.249%	3	1,423,199	0.2
7.250% to 7.499%	2	858,850	0.1
7.500% to 7.749%	2	2,386,956	0.3
8.000% to 8.249%	1	722,572	0.1
8.250% to 8.499%	1	412,000	0
Total:	1,622	$845,300,085	100.00%

5. Age

Age	Count	Balance	Percent
0 to 4	1,228	$653,229,056	77.30%
5 to 9	20	10,163,599	1.2
10 to 14	3	1,568,740	0.2
25 to 29	59	28,131,008	3.3
30 to 34	250	119,391,891	14.1
35 to 39	39	22,318,376	2.6
40 to 44	4	1,769,700	0.2
45 to 49	5	4,032,049	0.5
50 and up	14	4,695,667	0.6
Total:	1,622	$845,300,085	100.00%

6. Original Loan-To-Value Ratio

Original Loan-To-Value Ratio	Count	Balance	Percent
0.001% to 20.000%	2	$1,792,667	0.20%
20.001% to 30.000%	17	9,220,260	1.1
30.001% to 40.000%	21	12,351,727	1.5
40.001% to 50.000%	58	32,936,654	3.9
50.001% to 60.000%	139	76,949,696	9.1
60.001% to 70.000%	318	179,006,327	21.2
70.001% to 75.000%	206	111,704,710	13.2
75.001% to 80.000%	812	401,343,931	47.5
80.001% to 85.000%	14	6,322,336	0.7
85.001% to 90.000%	24	10,065,857	1.2
90.001% to 95.000%	11	3,605,922	0.4
Total:	1,622	$845,300,085	100.00%

7. Current Loan-To-Value Ratio

Current Loan-To-Value Ratio	Count	Balance	Percent
0.001% to 20.000%	7	$2,488,058	0.30%
20.001% to 30.000%	16	8,962,888	1.1
30.001% to 40.000%	25	14,623,884	1.7
40.001% to 50.000%	64	35,878,275	4.2
50.001% to 60.000%	154	83,713,006	9.9
60.001% to 70.000%	313	176,529,305	20.9
70.001% to 75.000%	206	110,438,539	13.1
75.001% to 80.000%	792	393,539,124	46.6
80.001% to 85.000%	14	6,355,528	0.8
85.001% to 90.000%	23	9,638,004	1.1
90.001% to 95.000%	8	3,133,475	0.4
Total:	1,622	$845,300,085	100.00%

8. FICO Score

FICO Score	Count	Balance	Percent
500 to 539	2	$1,137,304	0.10%
540 to 579	2	544,465	0.1
600 to 639	36	15,545,098	1.8
640 to 679	132	68,051,202	8.1
680 to 699	158	80,479,860	9.5
700 to 719	209	109,765,550	13
720 to 759	502	270,077,531	32
760 to 799	496	258,590,126	30.6
800 to 819	85	41,108,949	4.9
Total:	1,622	$845,300,085	100.00%

9. States

States	Count	Balance	Percent
AL	8	$3,801,823	0.40%
AZ	39	20,078,761	2.4
CA	720	375,736,663	44.5
CO	26	12,868,040	1.5
CT	17	9,720,752	1.1
DC	31	18,232,989	2.2
DE	5	2,124,146	0.3
FL	40	20,854,540	2.5
GA	22	10,711,778	1.3
HI	7	4,569,500	0.5
IA	1	451,993	0.1
ID	3	1,132,016	0.1
IL	51	26,966,135	3.2
IN	4	1,575,427	0.2
KS	4	2,862,318	0.3
LA	1	451,250	0.1
MA	24	12,590,128	1.5
MD	122	68,817,748	8.1
MI	33	18,451,809	2.2
MN	20	9,570,954	1.1
MO	6	2,615,333	0.3
MT	1	353,647	0
NC	16	8,688,684	1
NH	1	448,865	0.1
NJ	37	19,041,146	2.3
NM	3	1,262,650	0.1
NV	31	16,228,726	1.9
NY	34	17,936,945	2.1
OH	27	14,527,513	1.7
OK	1	22,278	0
OR	5	3,313,912	0.4
PA	14	6,301,181	0.7
RI	2	442,473	0.1
SC	8	4,429,946	0.5
TN	6	2,893,818	0.3
TX	53	26,555,286	3.1
UT	3	1,558,467	0.2
VA	160	79,436,403	9.4
WA	26	12,739,659	1.5
WI	5	2,341,477	0.3
WV	3	1,378,905	0.2
WY	2	1,214,000	0.1
Total:	1,622	$845,300,085	100.00%

10. Top 10 Zipcodes

Top 10 Zipcodes	Count	Balance	Percent
20854	9	$8,099,278	1.00%
20815	10	6,594,351	0.8
92009	8	6,031,000	0.7
92673	8	4,841,487	0.6
89052	9	4,601,860	0.5
94550	9	4,600,530	0.5
92037	6	4,388,561	0.5
92127	6	4,311,231	0.5
92648	5	4,248,942	0.5
20007	5	4,011,139	0.5
Other	1,547	793,571,705	93.9
Total:	1,622	$845,300,085	100.00%

11. Index

Index	Count	Balance	Percent
1 YR CMT	198	$94,332,869	11.20%
1 YR LIBOR	1,424	750,967,217	88.8
Total:	1,622	$845,300,085	100.00%

12. Margin

Margin	Count	Balance	Percent
2.00%	5	$2,453,339	0.30%
2.25%	1,298	687,656,254	81.4
2.35%	2	49,476	0
2.75%	315	154,728,748	18.3
3.21%	1	47,215	0
3.38%	1	365,054	0
Total:	1,622	$845,300,085	100.00%

13. Caps

Caps	Count	Balance	Percent
2/2/2005	55	$26,400,502	3.10%
2/ 2/ 5.375	1	369,350	0
2/2/2006	466	245,380,476	29
3/1/2006	15	9,576,078	1.1
3/2/2006	29	13,138,978	1.6
5/1/2006	25	11,671,612	1.4
5/2/2005	971	509,835,733	60.3
5/ 2/ 5.375	1	505,359	0.1
5/2/2006	54	27,428,521	3.2
6/2/2006	4	966,280	0.1
7/2/2007	1	27,198	0
Total:	1,622	$845,300,085	100.00%

14. Max Rate

Max Rate	Count	Balance	Percent
8.500% to 8.999%	1	$543,310	0.10%
9.000% to 9.499%	12	6,863,249	0.8
9.500% to 9.999%	148	75,144,025	8.9
10.000% to 10.499%	379	199,569,001	23.6
10.500% to 10.999%	600	315,720,895	37.4
11.000% to 11.499%	357	183,477,644	21.7
11.500% to 11.999%	98	50,253,426	5.9
12.000% to 12.499%	16	8,289,630	1
12.500% to 12.999%	2	2,459,941	0.3
13.000% to 13.499%	3	1,030,244	0.1
13.500% to 13.999%	2	764,673	0.1
14.000% to 14.499%	2	1,134,572	0.1
14.500% to 14.999%	1	22,278	0
16.500% to 16.999%	1	27,198	0
Total:	1,622	$845,300,085	100.00%

15. Months to Roll

Months to Roll	Count	Balance	Percent
1 to 6	9	$2,860,481	0.30%
7 to 36	866	442,739,626	52.4
37 to 60	424	215,880,871	25.5
61 to 84	83	44,356,848	5.2
85 to 120	229	132,599,240	15.7
greater than 120	11	6,863,020	0.8
Total:	1,622	$845,300,085	100.00%

16. Delinquency in Days

Delinquency in Days	Count	Balance	Percent
0	1,619	$844,042,895	99.90%
30	3	1,257,191	0.1
Total:	1,622	$845,300,085	100.00%

17. Property Type

Property Type	Count	Balance	Percent
Single Family	1,021	$530,048,669	62.70%
Planned Unit Development	467	249,847,850	29.6
Condominium	127	61,130,408	7.2
MultiFamily	5	3,524,738	0.4
Co-op	2	748,419	0.1
Total:	1,622	$845,300,085	100.00%

18. Occupancy Code

Occupancy Code	Count	Balance	Percent
Primary Residence	1,548	$806,179,986	95.40%
Second Home	73	38,340,099	4.5
Investor Property	1	780,000	0.1
Total:	1,622	$845,300,085	100.00%

19. Purpose

Purpose	Count	Balance	Percent
Purchase	917	$478,623,892	56.60%
Rate Term Refinance	453	240,637,380	28.5
Cash Out Refinance	252	126,038,814	14.9
Total:	1,622	$845,300,085	100.00%

20. Documentation Type

Documentation Type	Count	Balance	Percent
Asset Only	264	$137,386,352	16.30%
Full Documentation	1,142	601,202,992	71.1
Income Only	155	80,920,774	9.6
No Doc	61	25,789,968	3.1
Total:	1,622	$845,300,085	100.00%

21. Interest Only

Interest Only	Count	Balance	Percent
Y	1,086	$588,354,741	69.60%
N	536	256,945,345	30.4
Total:	1,622	$845,300,085	100.00%

22. Mortgage Insurance

Mortgage Insurance	Count	Balance	Percent
CurLTV <= 80	1,577	$826,173,079	97.70%
CurLTV > 80 and Insured	45	19,127,007	2.3
Total:	1,622	$845,300,085	100.00%

23. Servicer

Servicer	Count	Balance	Percent
ABN Amro	55	$26,400,502	3.10%
Bank of America	71	41,410,047	4.9
Countrywide	324	183,084,027	21.7
IndyMac	117	58,913,820	7
National City Mortgage	811	423,332,898	50.1
Wells Fargo	244	112,158,792	13.3
Total:	1,622	$845,300,085	100.00%

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the SEC? and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

HYBRID AGGREGATEDS

Goldman, Sachs & Co. GSR 2005-AR2 Cut-off - February 1, 2005 All records

Selection Criteria: All records

1. Stats
2. Product Type
3. Principal Balance
4. Current Rate
5. Age
6. Original Loan-To-Value Ratio
7. Current Loan-To-Value Ratio
8. FICO Score
9. States
10. Top 10 Zipcodes
11. Index
12. Margin
13. Caps
14. Max Rate
15. Months to Roll
16. Delinquency in Days
17. Property Type
18. Occupancy Code
19. Purpose
20. Documentation Type
21. Interest Only
22. Mortgage Insurance
23. Servicer

1. Stats

Count: 1,249
Current Balance: $663,818,195
Average Current Balance: $531,480
Gross Weighted Average Coupon: 5.174%
Net Weighted Average Coupon: 4.913%
Weighted Average Expense Rate: 0.261%
Weighted Average Expense Rate - after Reset: 0.296%
Original Term: 360
Remaining Term: 358
Age: 2
Original Loan-to-Value Ratio: 72.05%
Current Loan-to-Value Ratio: 71.97%
Margin: 2.302%
Net Margin: 2.006%
Non-Zero Initial Periodic Cap: 3.832%
Non-Zero Subsequent Periodic Cap: 1.968%
Lifetime Cap: 5.459%
Maximum Interest Rate: 10.633%
Months to Next Roll: 63
FICO Score: 738
Max Zip Code Percentage: 0.919%

2. Product Type

Product Type	Count	Balance	Percent
10/1 ARMs	240	$139,462,260	21.00%
3/1 ARMs	504	265,261,416	40
5/1 ARMs	422	214,737,671	32.3
7/1 ARMs	83	44,356,848	6.7
Total:	1,249	$663,818,195	100.00%

3. Principal Balance

Principal Balance	Count	Balance	Percent
$200,000.01 to $350,000.00	1	$228,213	0.00%
$350,000.01 to $500,000.00	698	295,445,323	44.5
$500,000.01 to $650,000.00	364	209,356,780	31.5
$650,000.01 to $800,000.00	87	64,091,023	9.7
$800,000.01 to $950,000.00	49	42,045,410	6.3
$950,000.01 to $1,100,000.00	43	42,895,306	6.5
$1,100,000.01 to $1,250,000.00	2	2,408,532	0.4
$1,400,000.01 to $1,550,000.00	5	7,347,606	1.1
Total:	1,249	$663,818,195	100.00%

4. Current Rate

Current Rate	Count	Balance	Percent
3.500% to 3.749%	2	$886,540	0.10%
3.750% to 3.999%	3	2,338,416	0.4
4.000% to 4.249%	16	9,185,143	1.4
4.250% to 4.499%	38	19,745,900	3
4.500% to 4.749%	128	66,404,536	10
4.750% to 4.999%	195	103,272,756	15.6
5.000% to 5.249%	240	127,894,490	19.3
5.250% to 5.499%	256	134,427,458	20.3
5.500% to 5.749%	203	110,684,601	16.7
5.750% to 5.999%	128	66,732,747	10.1
6.000% to 6.249%	26	14,708,631	2.2
6.250% to 6.499%	12	6,354,587	1
6.500% to 6.749%	2	1,182,391	0.2
Total:	1,249	$663,818,195	100.00%

5. Age

Age	Count	Balance	Percent
0 to 4	1,228	$653,229,056	98.40%
5 to 9	20	10,163,599	1.5
10 to 14	1	425,540	0.1
Total:	1,249	$663,818,195	100.00%

6. Original Loan-To-Value Ratio

Original Loan-To-Value Ratio	Count	Balance	Percent
0.001% to 20.000%	1	$692,667	0.10%
20.001% to 30.000%	10	6,130,842	0.9
30.001% to 40.000%	17	9,768,910	1.5
40.001% to 50.000%	38	22,227,852	3.3
50.001% to 60.000%	92	53,296,301	8
60.001% to 70.000%	233	133,535,022	20.1
70.001% to 75.000%	166	91,432,865	13.8
75.001% to 80.000%	667	335,933,802	50.6
80.001% to 85.000%	9	4,274,730	0.6
85.001% to 90.000%	9	3,749,101	0.6
90.001% to 95.000%	7	2,776,103	0.4
Total:	1,249	$663,818,195	100.00%

7. Current Loan-To-Value Ratio

Current Loan-To-Value Ratio	Count	Balance	Percent
0.001% to 20.000%	1	$692,667	0.10%
20.001% to 30.000%	10	6,130,842	0.9
30.001% to 40.000%	17	9,768,910	1.5
40.001% to 50.000%	38	22,227,852	3.3
50.001% to 60.000%	94	54,187,312	8.2
60.001% to 70.000%	234	134,377,813	20.2
70.001% to 75.000%	165	90,641,646	13.7
75.001% to 80.000%	665	334,991,218	50.5
80.001% to 85.000%	9	4,274,730	0.6
85.001% to 90.000%	9	3,749,101	0.6
90.001% to 95.000%	7	2,776,103	0.4
Total:	1,249	$663,818,195	100.00%

8. FICO Score

FICO Score	Count	Balance	Percent
600 to 639	11	$5,326,083	0.80%
640 to 679	95	48,453,451	7.3
680 to 699	125	63,838,597	9.6
700 to 719	170	90,717,456	13.7
720 to 759	423	230,096,248	34.7
760 to 799	387	206,238,645	31.1
800 to 819	38	19,147,715	2.9
Total:	1,249	$663,818,195	100.00%

9. States

States	Count	Balance	Percent
AL	4	$1,689,783	0.30%
AZ	34	17,550,168	2.6
CA	567	300,034,642	45.2
CO	13	6,586,619	1
CT	8	4,774,666	0.7
DC	29	16,749,651	2.5
DE	5	2,124,146	0.3
FL	26	13,824,150	2.1
GA	13	6,368,649	1
HI	7	4,569,500	0.7
ID	2	726,999	0.1
IL	34	18,702,219	2.8
IN	2	877,322	0.1
KS	3	2,482,199	0.4
LA	1	451,250	0.1
MA	19	10,451,629	1.6
MD	114	63,295,020	9.5
MI	27	14,877,035	2.2
MN	8	3,676,539	0.6
MO	3	1,282,957	0.2
NC	12	6,738,049	1
NH	1	448,865	0.1
NJ	26	14,694,936	2.2
NM	3	1,262,650	0.2
NV	30	15,916,164	2.4
NY	16	9,106,668	1.4
OH	22	12,359,241	1.9
OR	4	2,949,480	0.4
PA	6	3,304,397	0.5
SC	6	3,038,947	0.5
TN	2	796,567	0.1
TX	31	16,357,919	2.5
UT	3	1,558,467	0.2
VA	148	74,351,890	11.2
WA	14	6,623,939	1
WI	4	1,754,872	0.3
WV	1	496,000	0.1
WY	1	964,000	0.1
Total:	1,249	$663,818,195	100.00%

10. Top 10 Zipcodes

Top 10 Zipcodes	Count	Balance	Percent
20854	8	$6,099,278	0.90%
92009	8	6,031,000	0.9
20815	8	5,486,082	0.8
92673	8	4,841,487	0.7
89052	9	4,601,860	0.7
92127	6	4,311,231	0.6
92648	5	4,248,942	0.6
92131	6	3,955,098	0.6
22207	5	3,786,014	0.6
92037	5	3,684,576	0.6
Other	1,181	616,772,626	92.9
Total:	1,249	$663,818,195	100.00%

11. Index

Index	Count	Balance	Percent
1 YR CMT	14	$7,583,667	1.10%
1 YR LIBOR	1,235	656,234,528	98.9
Total:	1,249	$663,818,195	100.00%

12. Margin

Margin	Count	Balance	Percent
2.25%	1,115	$595,746,254	89.70%
2.75%	133	67,706,887	10.2
3.38%	1	365,054	0.1
Total:	1,249	$663,818,195	100.00%

13. Caps

Caps	Count	Balance	Percent
2/2/2006	466	$245,380,476	37.00%
3/1/2006	15	9,576,078	1.4
3/2/2006	23	10,304,862	1.6
5/1/2006	25	11,671,612	1.8
5/2/2005	665	359,024,139	54.1
5/ 2/ 5.375	1	505,359	0.1
5/2/2006	53	26,991,919	4.1
6/2/2006	1	363,750	0.1
Total:	1,249	$663,818,195	100.00%

14. Max Rate

Max Rate	Count	Balance	Percent
9.000% to 9.499%	6	$3,766,709	0.60%
9.500% to 9.999%	116	60,515,699	9.1
10.000% to 10.499%	311	167,410,819	25.2
10.500% to 10.999%	466	251,176,888	37.8
11.000% to 11.499%	262	135,822,935	20.5
11.500% to 11.999%	80	40,314,758	6.1
12.000% to 12.499%	8	4,810,387	0.7
Total:	1,249	$663,818,195	100.00%

15. Months to Roll

Months to Roll	Count	Balance	Percent
7 to 36	504	$265,261,416	40.00%
37 to 60	422	214,737,671	32.3
61 to 84	83	44,356,848	6.7
85 to 120	229	132,599,240	20
greater than 120	11	6,863,020	1
Total:	1,249	$663,818,195	100.00%

16. Delinquency in Days

Delinquency in Days	Count	Balance	Percent
0	1,246	$662,561,004	99.80%
30	3	1,257,191	0.2
Total:	1,249	$663,818,195	100.00%

17. Property Type

Property Type	Count	Balance	Percent
Single Family	708	$377,285,682	56.80%
Planned Unit Development	443	238,146,966	35.9
Condominium	95	46,408,037	7
MultiFamily	3	1,977,510	0.3
Total:	1,249	$663,818,195	100.00%

18. Occupancy Code

Occupancy Code	Count	Balance	Percent
Primary Residence	1,189	$632,029,231	95.20%
Second Home	60	31,788,964	4.8
Total:	1,249	$663,818,195	100.00%

19. Purpose

Purpose	Count	Balance	Percent
Purchase	722	$387,599,406	58.40%
Rate Term Refinance	338	182,856,633	27.5
Cash Out Refinance	189	93,362,156	14.1
Total:	1,249	$663,818,195	100.00%

20. Documentation Type

Documentation Type	Count	Balance	Percent
Asset Only	219	$114,071,623	17.20%
Full Documentation	914	491,695,881	74.1
Income Only	116	58,050,691	8.7
Total:	1,249	$663,818,195	100.00%

21. Interest Only

Interest Only	Count	Balance	Percent
Y	1,015	$546,962,909	82.40%
N	234	116,855,286	17.6
Total:	1,249	$663,818,195	100.00%

22. Mortgage Insurance

Mortgage Insurance	Count	Balance	Percent
CurLTV <= 80	1,224	$653,018,260	98.40%
CurLTV > 80 and Insured	25	10,799,935	1.6
Total:	1,249	$663,818,195	100.00%

23. Servicer

Servicer	Count	Balance	Percent
Countrywide	322	$181,940,827	27.40%
IndyMac	116	58,544,470	8.8
National City Mortgage	811	423,332,898	63.8
Total:	1,249	$663,818,195	100.00%

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the SEC? and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

Preliminary Structural and Collateral Term Sheet  March 9, 2005

$820,111,000 (approximate) of Offered Certificates

GSR Mortgage Loan Trust 2005-AR2

GS Mortgage Securities., Depositor

Mortgage Pass-Through Certificates, Series 2005-AR2

Description of the Offered Certificates

Certificates	Group	Product Type	Approximate Certificate Balance ($)(1)	Expected Ratings (Moody’s and S&P)	Expected Credit Enhancement Percentage (%) (2)	Initial Coupon (%) (3)	Estimated Avg. Life (yrs) CPB/YTC (4)	Estimated Avg. Life (yrs) MAT(5)	Principal Payment Window CPB/YTC(4)	Principal Payment Window MAT(5)	Pricing Speed
1A1	1	3/1	248,648,000	Aaa/AAA	4.35	4.684	1.85	3.27	04/05-01/08	04/05-01/35	25 CPR
2A1	2	5/1	201,288,000	Aaa/AAA	4.35	4.883	2.52	3.29	04/05-02/10	04/05-02/35	25 CPR
3A1	3	7/1	41,579,000	Aaa/AAA	4.35	5.034	2.89	3.31	04/05-01/12	04/05-01/35	25 CPR
4A1	4	10/1	130,727,000	Aaa/AAA	4.35	5.357	3.16	3.33	04/05-02/15	04/05-02/35	25 CPR
5A1	5	Seasoned	174,828,000	Aaa/AAA	1.70	5.362	1.07	1.08	04/05-03/10	04/05-09/29	60 CPR
1B1	1, 2, 3, 4	3,5,7,10/1	9,759,000	Aa2/AA	2.85	4.913	4.00	6.00	04/05-02/15	04/05-02/35	25 CPR
1B2	1, 2, 3, 4	3,5,7,10/1	6,830,000	A2/A+	1.80	4.913	4.00	6.00	04/05-02/15	04/05-02/35	25 CPR
1B3	1, 2, 3, 4	3,5,7,10/1	4,229,000	Baa2/BBB+	1.15	4.913	4.00	6.00	04/05-02/15	04/05-02/35	25 CPR
2B1	5	Seasoned	1,067,000	Aa2/AA+	1.10	5.362	2.53	2.60	04/05-03/10	04/05-11/29	60 CPR
2B2	5	Seasoned	801,000	A2/AA	0.65	5.362	2.53	2.60	04/05-03/10	04/05-11/29	60 CPR
2B3	5	Seasoned	355,000	Baa2/A+	0.45	5.362	2.53	2.60	04/05-03/10	04/05-11/29	60 CPR

1.

The Certificate Sizes are approximate, based on projected March 1, 2005 balances of the Mortgage Loans, and are subject to a +/- 5% variance.

2.

The Credit Enhancement percentages are preliminary and are subject to change based upon the final Mortgage Loan pool as of the Cut-Off Date and rating agency analysis.

3.

The Pass-Through Rate for the Senior Certificates will equal the weighted average of the net rates of the respective Group of Mortgage Loans.  For the Class 1B1, 1B2, and 1B3 Subordinate certificates, the Pass-Through Rate will equal the weighted average of the net rates of the Group 1, Group 2, Group 3 and Group 4 Mortgage Loans. For the Class 2B1, 2B2, and 2B3 Subordinate certificates, the Pass-Through Rate will equal the weighted average of the net rates of the Seasoned Group of mortgage loan groups.

4.

Average Life and Payment Windows are calculated based upon a prepayment speed of 25 CPR to the reset date (CPB) for  the Class 1A1, 2A1, 3A1, 4A1, 1B1, 1B2, and 1B3 Certificates and 60 CPR to the call date for the Class 5A1, 2B1, 2B2, and 2B3 Certificates. CPB implies that prepayment in full is individually applied to each hypothetical mortgage loan at its next reset date.

5.

Average Life and Payment Windows are calculated based upon the applicable prepayment speeds to the maturity date.

This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may not pertain to any securities that will actually be sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets.  Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC.  The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

Preliminary Structural and Collateral Term Sheet  March 9, 2005

$820,111,000 (approximate) of Offered Certificates

GSR Mortgage Loan Trust 2005-AR2

GS Mortgage Securities., Depositor

Mortgage Pass-Through Certificates, Series 2005-AR2

Preliminary Collateral Description(1)

Group	Group 1 3/1 Hybrids	Group 2 5/1 Hybrids	Group 3 7/1 Hybrids	Group 4 10/1 Hybrids	Group 5 Seasoned	Total
Aggregate Principal Balance	$265,261,416	$214,737,671	$44,356,848	$139,462,260	$181,481,891	$845,300,085
Average Loan Balance	$526,312	$508,857	$534,420	$581,093	$486,547	$521,147
Number of Loans	504	422	83	240	373	1,622
Weighted Average Months to Roll	34	58	82	119	28	55
Weighted Average Age	2	2	2	1	32	8
Weighted Average Term to Maturity	358	358	358	359	328	352
Gross WAC	4.944%	5.155%	5.284%	5.607%	5.707%	5.289%
Weighted Average Expense Rate before reset	0.260%	0.273%	0.250%	0.250%	0.346%	0.280%
Weighted Average Expense Rate after reset	0.295%	0.273%	0.250%	0.348%	0.346%	0.307%
Net WAC	4.684%	4.883%	5.034%	5.357%	5.362%	5.009%
Initial Cap	2.075%	5.000%	5.000%	5.003%	4.530%	3.982%
Periodic Cap	1.964%	1.946%	2.000%	2.000%	2.000%	1.975%
Lifetime Cap	6.000%	5.180%	5.000%	5.004%	5.022%	5.365%
Minimum Coupon	3.500%	3.875%	4.750%	4.125%	3.500%	3.500%
Maximum Coupon	6.250%	6.375%	6.000%	6.500%	8.250%	8.250%
WA Maximum Lifetime Interest Rate	10.944%	10.335%	10.284%	10.611%	10.774%	10.663%
Gross Margin	2.299%	2.348%	2.255%	2.250%	2.487%	2.341%
Net Margin	2.004%	2.076%	2.005%	1.902%	2.141%	2.035%
One-Year LIBOR Indexed Percent	98%	99%	100%	100%	52%	89%
One-Year CMT Indexed Percent	2%	1%	0%	0%	48%	11%
WA FICO	732	736	749	748	735	737
WA Current Loan-to-Value Ratio	73%	73%	70%	70%	66%	71%
WA Original Loan-to-Value Ratio	73%	73%	70%	70%	69%	71%
Interest Only Percent	85%	79%	82%	84%	23%	70%
Cash Out Refinance Percent	13%	18%	11%	10%	18%	15%
California Percent	44%	41%	18%	62%	42%	44%
Primary Residence Percent	95%	94%	99%	96%	96%	95%
Single Family and PUD Percent	94%	92%	93%	92%	91%	92%
Single Largest Zip Code Percent	1%	2%	4%	2%	1%	1%
Largest Individual Loan Balance	$1,500,000	$1,425,000	$1,000,000	$1,500,000	$2,000,000	$2,000,000

(1)

Using February 1, 2005 scheduled balances

Time Table

Cut-Off Date:

March 1, 2005

Settlement Date:

March 31, 2005

Distribution Date:

25th of each month or the next business day

First Distribution Date:

April 25, 2005

Features of the Transaction

■

Offering consists of certificates totaling approximately $820,111,000 of which $797,070,000 are expected to be rated AAA/Aaa by S&P and Moody’s. $10,826,000 are expected to be rated AA and Aa2, $7,631,000 are expected to be rated A and A2 and $4,584,000 are expected to be rated BBB and Baa2 by S&P or Moody’s.

■

The expected amount of credit support for the Class 1A1, 2A1, 3A1, and 4A1 senior certificates will be approximately 4.35% (+/- 0.50%), and for the Class 5A1 senior certificates will be approximately 1.70% (+/- 0.50%).

■

All collateral consists of 3-Year, 5-Year, 7-Year, 10-Year and Seasoned hybrid adjustable rate mortgage loans with 100% set to mature within 30 years of the date of origination, secured by first liens on one- to four-family residential properties and originated or acquired by ABN Amro Mortgage Group Inc, Bank of America N.A., Countrywide Home Loans, Inc., Wells Fargo Bank, N.A, National City Mortgage Co., and Indy Mac Bank, F.S.B.

Structure of the Certificates

As the mortgagors make scheduled principal payments and prepayments on the mortgage loans in each loan group, that principal is distributed to the holders of the senior certificates related to the respective loan group. The subordinate certificates will receive principal payments only from the related collateral groups, but will be entitled to principal prepayments only subject to the conditions as described in the shifting interest section below. Credit support for the transaction is in the form of a senior/subordinated, shifting interest structure. The Class 1B1, Class 1B2, and Class 1B3 Certificates (the “Hybrid Group Senior Subordinate Certificates”) and the Class 1B4, Class 1B5, and Class 1B6 Certificates (the “Hybrid Group Junior Subordinate Certificates”, not offered hereby, and together with the Hybrid Group Senior Subordinate Certificates, the “Hybrid Group Subordinate Certificates”) will be subordinate in the right to receive payments of principal and interest with respect to the Senior Certificates for their collateral groups (Group 1, Group 2, Group 3, and Group 4) and, therefore, provide credit protection to the Class 1A1 Certificates (the “Group 1 Senior Certificates”), the Class 2A1 Certificates (the “Group 2 Senior Certificates”), the Class 3A1 Certificates (the “Group 3 Senior Certificates”), and the Class 4A1 Certificates (the “Group 4 Senior Certificates”). The Group 1, Group 2, Group 3 and Group 4 Senior Certificates will be called the “Hybrid Group Senior Certificates” and together with the Hybrid Group Subordinate Certificates, the “Hybrid Group” Certificates. The Class 2B1, Class 2B2, and Class 2B3 Certificates (the “Seasoned Group Senior Subordinate Certificates”) and the Class 2B4, Class 2B5, and Class 2B6 Certificates (the “Seasoned Group Junior Subordinate Certificates”, not offered hereby, and together with the Seasoned Group Senior Subordinate Certificates, the “Seasoned Group Subordinate Certificates”) will be subordinate in the right to receive payments of principal and interest with respect to the Class 5A1 Senior Certificates (also called the “Seasoned Group Senior Certificate”) and, therefore, provide credit protection to the Class 5A1 Certificate. The Seasoned Group Senior and Subordinate certificates will collectively be called the “Seasoned Group” Certificates. If on any distribution date there is a shortfall in the funds needed to make all payments to certificate-holders, the Senior Certificates will receive distributions of interest and principal before the Subordinate Certificates are entitled to receive distributions of interest or principal from their respective collateral groups, and the related subordinate certificates will receive distributions in order of their numerical class designations.

There will be no cross-collateralization between the Hybrid Group Certificates and the Seasoned Group Certificates and therefore the Hybrid Group Subordinate Certificates will not provide credit support for the Seasoned Group Senior Certificates and the Seasoned Group Subordinate Certificates will not provide credit support for the Hybrid Group Senior Certificates.

Shifting Interest on the Hybrid Group and Seasoned Group Certificates

Unless the aggregate class principal balance of the Hybrid Group or Seasoned Group subordinate certificates has reached a certain level relative to the Hybrid Group or Seasoned Group Senior Certificates respectively, or the delinquencies or losses on the Hybrid Group or Seasoned Group mortgage loans, separately, exceed certain limits, the related Hybrid Group and Seasoned Group Senior Certificates will, in the aggregate, generally receive their pro rata share of all scheduled principal payments and 100% of all principal prepayments on the mortgage loans in the related collateral group until the 7th anniversary of the closing date (i.e., the distribution date in March 2012).  Thereafter, the Hybrid Group Senior Certificates and Seasoned Group Senior Certificates will generally receive their share of scheduled principal payments and a decreasing share of principal prepayments. This will result in a faster rate of return of principal to the Hybrid Group and Seasoned Group Senior Certificates than would occur if those senior certificates and the related subordinate certificates received all payments pro rata, and increases the likelihood that holders of the senior certificates will be paid the full amount of principal to which they are entitled.  The prepayment percentages on the Hybrid Group and Seasoned Group Subordinate Certificates are as follows:

Distribution Date	Percentage
April 2005 – March 2012	0%
April 2012 – March 2013	30%
April 2013 – March 2014	40%
April 2014 – March 2015	60%
April 2015 – March 2016	80%
April 2016 and after	100%

If before the Distribution Date in April 2008 the credit support to the related Hybrid Group Senior Certificates or Seasoned Group Senior Certificates respectively is greater than or equal to two times the original credit support percentage, then the related Hybrid Group or Seasoned Group Subordinate Certificates would be entitled to 50% of their pro rata share of principal prepayments principal prepayments subject to certain loss and delinquency criteria. If on or after the Distribution Date in April 2008 the credit support is greater than or equal to two times the original credit support percentage, then the related Subordinate Certificates would be entitled to 100% of their pro rata share of the principal prepayment.

Priority of Distributions for the Hybrid Group Certificates

1.

Payment of accrued and unpaid interest, pro rata, to the holders of the Senior Hybrid Group Certificates;

2.

Payment of principal to the holders of the related Senior Hybrid Group Certificates in an amount equal to the related group’s senior principal distribution amount;

3.

Payment of interest and principal sequentially to the Subordinate Hybrid Group Certificates in order of their numerical class designations, beginning with the Class 1B1 Certificates, so that each Subordinate Class shall receive the weighted average Net Mortgage Rate of the Mortgage Loans in the related group of mortgage loans.

Priority of Distributions for the Seasoned Group Certificates

1.

Payment of accrued and unpaid interest, pro rata, to the holders of the Senior Seasoned Group Certificates;

2.

Payment of principal to the holders of the related Senior Seasoned Group Certificates in an amount equal to the related group’s senior principal distribution amount;

3.

Payment of interest and principal sequentially to the Subordinate Seasoned Group Certificates in order of their numerical class designations, beginning with the Class 1B2 Certificates, so that each Subordinate Class shall receive the weighted average Net Mortgage Rate of the Mortgage Loans in the related group of mortgage loans.

Allocation of Realized Losses

Losses on the mortgage loans with respect to the Hybrid Groups (Group 1, Group 2, Group 3 or Group 4) realized during any calendar month will be allocated on each Distribution Date to reduce the Class Principal Balances of the Hybrid Group Subordinate Certificates in reverse numerical order, in each case until the Class Principal Balance of each such class has been reduced to zero. If the Class Principal Balances of all of the Hybrid Group Subordinate Certificates have been reduced to zero, further realized losses on the mortgage loans would be allocated pro rata to the Hybrid Group Senior Certificates related to the Loan Group in which such realized losses occurred based on their outstanding Class Principal Balances, in each case until the Class Principal Balance of such class of certificates has been reduced to zero.  Losses on the mortgage loans with respect to the Seasoned Group (Group 5) realized during any calendar month will be allocated on each Distribution Date to reduce the Class Principal Balances of the Seasoned Group Subordinate Certificates in reverse numerical order, in each case until the Class Principal Balance of each such class has been reduced to zero.  If the Class Principal Balances of all of the Seasoned Group Subordinate Certificates have been reduced to zero, further realized losses on the mortgage loans would be allocated pro rata to the Seasoned Group Senior Certificates, until the Class Principal Balance of such class of certificates has been reduced to zero.  The Hybrid Group Subordinate Certificates will not provide credit support for the Seasoned Group Senior Certificates and the Seasoned Group Subordinate Certificates will not provide credit support for the Hybrid Group Senior Certificates.

Key Terms

Issuer:	GSR Mortgage Loan Trust 2005-AR2
Depositor:	GS Mortgage Securities Corp
Originators:	ABN Amro Mortgage Group Inc, Bank of America, N.A., Countrywide Home Loans, Inc., Wells Fargo Bank, N.A, National City Mortgage Co., IndyMac Bank, F.S.B.
Servicers:	ABN Amro Mortgage Group Inc, Bank of America, N.A., Countrywide Home Loans, Inc., Wells Fargo Bank, N.A, National City Mortgage Co., IndyMac Bank, F.S.B.
Master-Servicer:	Wells Fargo Bank, N.A.
Securities Administrator:	Wells Fargo Bank, N.A.
Trustee:	U.S. Bank, N.A.
Rating Agencies:	Two of Moody’s, S&P and/or Fitch.
Type of Issuance:	Public for all the Offered Certificates
Servicer Advancing:

To the extent requested by the rating agencies, the servicers are obligated to advance delinquent mortgagor payments through the date of liquidation of an REO property to the extent they are deemed recoverable.

Compensating Interest:

With respect to National City, the servicer is required to cover interest shortfalls as a result of full prepayments to the extent of the aggregate servicing compensation. With respect to ABN Amro, Bank of America, Countrywide, Wells Fargo, and Indymac, the servicer is required to cover interest shortfalls as a result of full prepayment to the extent of one-half of their aggregate servicing compensation.

Interest Accrual:	On a 30/360 basis; the accrual period for the Certificates is the calendar month preceding the month of each Distribution Date.
Group 1 Mortgage Loans:

The Group 1 first lien Mortgage Loans consist of approximately 98% One-Year LIBOR and 2% One-Year CMT indexed 3-Year Hybrid ARMS secured by one-to-four family residential properties. Approximately 85% of the Group 1 Mortgage Loans require only the payment of interest for 3 years after the origination date. The mortgage interest rates adjust yearly. The mortgage interest rates will be indexed to One-Year LIBOR or to One-Year CMT and will adjust to that index plus a certain number of basis points (the “Gross Margin”).[1] All the Group 1 Mortgage Loans have Periodic Interest Rate Caps of 2.075% for the first adjustment date and 1.964% for every adjustment date thereafter on a weighted average basis. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6.000% over the initial mortgage interest rate. [2]

1The One-Month LIBOR will be calculated using the arithmetic mean of the London Interbank offered rate quotations for One-Month U.S. dollar-denominated deposits as published in The Wall Street Journal. The Six Month-LIBOR will be calculated using the arithmetic mean of the London Interbank offered rate quotations for Six-Month U.S. dollar-denominated deposits as published in The Wall Street Journal. The One Year-LIBOR will be calculated using the arithmetic mean of the London Interbank offered rate quotations for One-Year U.S. dollar-denominated deposits as published in The Wall Street Journal. The One-Year CMT loan index will be determined based on the average weekly yield on U.S. Treasury securities during the last full week occurring in the month which occurs one month prior to the applicable bond reset date, as published in Federal Reserve Statistical Release H. 15(519), as applicable, and annually thereafter.

2 None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin. None  of the Mortgage Loans have a prepayment fee as of the date of origination.

Group 2 Mortgage Loans:

The Group 2 first lien Mortgage Loans consist of 99% One-Year LIBOR and 1% of One-Year CMT Indexed 5-Year Hybrid ARMS secured by one-to-four family residential properties. Approximately 79% of the Group 2 Mortgage Loans require only the payment of interest for 5 years after the origination date. The mortgage interest rates adjust annually. The mortgage interest rates will be indexed to One-Year LIBOR or to One-Year CMT and will adjust to that index plus a certain number of basis points (the “Gross Margin”).[1] All the Group 2 Mortgage Loans have Periodic Interest Rate Caps of 5.000% for the first adjustment date and 1.946% for every adjustment date thereafter on a weighted average basis. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5.180% over the initial mortgage interest rate, on a weighted average basis. [2]

Group 3 Mortgage Loans:

The Group 3 first lien Mortgage Loans consist of 100% One-Year LIBOR Indexed 7-Year Hybrid ARMS secured by one-to-four family residential properties. Approximately 82% of the Group 3 Mortgage Loans require only the payment of interest for 7 years after the origination date. The mortgage interest rates adjust annually. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the “Gross Margin”).[1] All the Group 3 Mortgage Loans have Periodic Interest Rate Caps of 5.000% for the first adjustment date and 2.000% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5.000% over the initial mortgage interest rate.[2]

Group 4 Mortgage Loans:

The Group 4 first lien Mortgage Loans consist of 100% One-Year LIBOR Indexed 10-Year Hybrid ARMS secured by one-to-four family residential properties. Approximately 84% of the Group 4 Mortgage Loans require only the payment of interest for 10 years after the origination date. The mortgage interest rates adjust annually. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the “Gross Margin”).[1] All the Group 4 Mortgage Loans have Periodic Interest Rate Caps of 5.003% for the first adjustment date and 2.000% for every adjustment date thereafter, on weighted average basis. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5.004% over the initial mortgage interest rate, on a weighted average basis.[2]

Seasoned Mortgage Loans:

The seasoned first lien Mortgage Loans consist of 52% One-Year LIBOR and 48% One-Year CMT indexed seasoned hybrid ARMs secured by one-to-four family residential properties. Approximately 23% of the Mortgage Loans are interest only loans and require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rates will be indexed to One-Year LIBOR and One-Year CMT and will adjust to that index plus a certain number of basis points (the “Gross Margin”).[1] All the seasoned Mortgage Loans have Periodic Interest Rate Caps of 4.530% for the first adjustment date and 2.000% for every adjustment date thereafter, on a weighted average basis. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5.022% over the initial mortgage interest rate, on a weighted average basis.[2]

Expense Fee Rate:

The “Expense Fee Rate” is comprised of primary servicing fees and lender paid mortgage insurance premiums, each as applicable. The weighted average Expense Fee Rate before the reset date will be equal to approximately 0.260%, 0.273%, 0.250%, 0.250%, and 0.346% for the Group 1, Group 2, Group 3, Group 4 and the Seasoned Mortgage Loans respectively. 27.52% and 78.11% of the Mortgage Loans in Group 1 and Group 4 respectively will have their weighted average Expense Fee Rate increase by 0.125% after the first adjustment date.

Expected Subordination:	4.35% (+/- 0.50%), for the 1A1, 2A1, 3A1, and 4A1 Senior Certificates; 1.70% (+/- 0.50%) for the 5A1 Senior Certificates.
Other Certificates:

The following Classes of “Other Certificates” will be issued in the indicated approximate original principal amounts, which will provide credit support to the related Offered Certificates, but are not offered hereby:

Certificate	Approximate Certificate Balance	Coupon
1B4	$3,903,000	4.913%
1B5	$1,952,000	4.913%
1B6	$1,626,731	4.913%
2B4	$534,000	5.362%
2B5	$89,000	5.362%
2B6	$178,252	5.362%

Clean Up Call:

10% of the Cut-off Date principal balance of the Mortgage Loans for the Group 1, Group 2, Group 3 and Group 4 Mortgage Loans, and 1% of the Cut-off Date principal balance for the Seasoned Mortgage Loans.

Tax Treatment:	It is anticipated that the Offered Certificates will be treated as REMIC regular interests for tax purposes.
ERISA Eligibility:

The Offered Certificates are expected to be ERISA eligible. Prospective investors should review with their own legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA Eligibility:	The Senior, Class 1B1 and Class 2B1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.
Minimum Denomination:	$25,000 for the Senior Certificates
Delivery:	Senior Certificates and Senior Subordinate Certificates – DTC

1. The One-Month LIBOR will be calculated using the arithmetic mean of the London Interbank offered rate quotations for One-Month U.S. dollar-denominated deposits as published in The Wall Street Journal. The Six Month-LIBOR will be calculated using the arithmetic mean of the London Interbank offered rate quotations for Six-Month U.S. dollar-denominated deposits as published in The Wall Street Journal. The One Year-LIBOR will be calculated using the arithmetic mean of the London Interbank offered rate quotations for One-Year U.S. dollar-denominated deposits as published in The Wall Street Journal. The One-Year CMT loan index will be determined based on the average weekly yield on U.S. Treasury securities during the last full week occurring in the month which occurs one month prior to the applicable bond reset date, as published in Federal Reserve Statistical Release H. 15(519), as applicable, and annually thereafter.

2. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin. None  of the Mortgage Loans have a prepayment fee as of the date of origination.